LOANUID	Date of 1st Collection Comments	Date of Last Collection Comments	Final Current Event Level	Current Exceptions	Collection Comments
30	11/20/2012	11/20/2013	1		It appears the loan may perform. The loan is due for 12/01/2013; last payment was received on 11/09/2013. There is no evidence of delinquency.
33	11/20/2012	11/20/2013	1		It appears that this loan will perform. The loan is due for 12/1/2013 with last payment received 11/10/2013. There is no evidence of delinquency during the review period.
301	11/21/2012	11/21/2013	1
It appears that this loan will perform. The loan is next due for 12/01/2013; most recent payment was received on 11/15/2013. There is no evidence of a delinquency during the review period. Comments dated 10/14/2013 indicate that the subject may be located in an unspecified FEMA disaster area; however, there were no damages reported or contact from the borrower regarding storm impact.

337	10/31/2012	10/31/2013	1		It appears this loan will perform. The loan is due for 11/1/13; the last payment was received 10/23/13. There is no evidence of delinquency during the review period.
355	10/31/2012	10/31/2013	1
It appears that the loan will perform.  The loan is due for 11/01/2013; last payment was received 10/16/2013.  There is no evidence of delinquency during the review period.  Last borrower contact was 04/24/2013.  Skip tracing efforts have not been performed.  No title issues are evident.  BPO information is not available for the asset.

359	2/6/2013	2/6/2014	1		It appears that the loan will perform. The loan is next due for 02/01/2014; most recent payment received was on 01/14/2014. There is no evidence of delinquency.
365	2/6/2013	2/6/2014	1		It appears that the loan will perform. The loan is due for 02/01/14; most recent payment was received on 01/11/14. No evidence of delinquency noted within the review period.
375	2/6/2013	2/6/2014	1		It appears the loan will perform. The loan is next due for 02/01/2014; last payment received 01/08/2014. There is no evidence of delinquency within the review period.
390	2/6/2013	2/6/2014	1		It appears that the loan will perform. The loan is due for 3/01/2014; the most recent payment received was on 2/04/2014. There is no evidence of a delinquency during the review period.
396	2/6/2013	2/6/2014	1		It appears the loan will perform. The loan is next due for 03/01/2014; last payment received 01/31/2014. There is no evidence of delinquency within the review period.
404	2/6/2013	2/6/2014	1
It appears the loan will perform.  The loan is next due for 02/01/2014; last payment received 01/03/2014.  There is no evidence of delinquency within the review period.  The payment history reflects a few slow payments; however the borrower stated the reason was due to the passing of his mother.

406	2/6/2013	2/6/2014	1		It appears the loan will perform. The loan is due for 03/01/2014; most recent payment received on 01/31/2014. There is no evidence of delinquency during the review period.
407	2/6/2013	2/6/2014	3	[3] Currently Delinquent Mortgage
It appears the loan will perform with intervention. The loan is due for 01/01/2014. There is no evidence of payments being received during the review period.  The reason for delinquency is unknown. The loan is in collections and there was no contact with the borrower during the review period.

410	2/6/2013	2/6/2014	1
It appears that the loan will perform.  The loan is next due for 03/01/2014; most recent payment was received on 01/26/2014.  There is no evidence of delinquency.  Comments dated 01/31/2014 reported loan reported as current to PMI company.

415	2/6/2013	2/6/2014	3	[3] Currently Delinquent Mortgage
It appears that this loan will perform with intervention.  The loan is next due for 01/01/2014; most recent payment was received on 01/30/2014.  The reason for default is unknown.  Last contact with the borrower was on 01/30/2014 to inquire on a payment issue and to obtain a copy of the pay history and the last billing statement from the prior loan # XXXX.  Skip tracing was performed on 01/08/2014.

422	2/6/2013	2/6/2014	1		It appears that the loan will perform. The loan is due for 02/01/2014; last payment was received on 01/09/2014. There is no evidence of delinquency during the review period.
430	2/6/2013	2/6/2014	3	[3] Currently Delinquent Mortgage
It appears that the loan may perform with intervention. The loan is due for 1/1/2014 with the most recent payment received on 1/14/2014. The reason for default is unknown. The loan is in collections with no current loss mitigation activity. There was no communication with the borrower during the review period. Skip trace activities performed in 12/2013 did not provide any updated contact information.

441	2/6/2013	2/6/2014	1
It appears that the loan will perform.  The loan is due for 02/01/2014; no payments were received during the review period.  There is no evidence of delinquency.  No borrower contact was established during the review period.

442	2/6/2013	2/6/2014	1
It appears that this loan will perform with intervention. The loan is due for 1/12/2014; the most recent payment received was on 1/14/2014. Reason for default is overextension. The account is currently in collections. Commentary on 3/11/2013 indicates that the account received an extension for 1 month which was applied to the account on 3/11/2013. Commentary indicates that a property inspection was completed on 9/10/2013, there was no property condition information provided. Skip tracing is evident in commentary on 1/13/2014.

444	2/6/2013	2/6/2014	1		It appears that the loan will perform. The loan is next due for 03/01/2014; the most recent payment received was on 02/01/2014. There is no evidence of delinquency during the review period.
445	2/6/2013	2/6/2014	1		It appears that the loan will perform. The loan is next due for 02/01/2014; the most recent payment received was on 01/06/2014. There is no evidence of delinquency during the review period.
450	2/6/2013	2/6/2014	1		It appears that the loan will perform. The loan is due for 03/01/2014; last payment was received on 02/03/2014. There is no evidence of delinquency during the review period.
451	2/6/2013	2/6/2014	1		It appears that the loan will perform. The loan is due for 03/01/2014; last payment was received on 02/03/2014. There is no evidence of delinquency during the review period.
452	2/6/2013	2/6/2014	3	[3] Currently Delinquent Mortgage [3] Verbal Dispute - No indication servicer ever responded and appears issue still active
It appears the loan will perform with intervention.  The loan is next due for 01/01/2014; last payment received 12/30/2013.  The reason for delinquency is unknown.  The last contact with the borrower was on 11/25/2013.  Subsequent attempts to contact the borrower have been unsuccessful.  Skip trace efforts are evident.  The comment on 11/25/2013 reflects a borrower dispute in regards to an advance.  Commentary prior to the review period reflects the borrower disputing property inspection advances.

459	2/6/2013	2/6/2014	1
It appears that the loan will perform.  The loan is next due for 03/01/2014; most recent payment was received on 01/24/2014.  There is no evidence of delinquency.  Commentary range 01/22/2014 - 01/24/2014 reported the payment on 12/23/2013 IAO $998.20 which was applied as a principal only payment was reversed and reapplied as a regular principal and interest payment on 01/24/2014 with an effective date of 12/23/2013.

478	2/6/2013	2/6/2014	3	[3] MI Not Being Paid As Required	It appears that the loan will perform. The loan is due for 03/01/14; most recent payment was received on 02/03/14. No evidence of delinquency noted within the review period.
486	2/6/2013	2/6/2014	1		It appears that the loan will perform. The loan is due for 03/01/14; most recent payment was received on 01/15/14. No evidence of delinquency noted within the review period.
489	2/6/2013	2/6/2014	1		It appears that the loan will perform. The loan is due for 02/01/2014; most recent payment was received on 01/08/2014. There is no evidence of delinquency.
490	2/6/2013	2/6/2014	3	[3] Currently Delinquent Mortgage
It appears that the loan will perform. The loan is due for 1/1/2014 with last payment received 12/3/2013. Reason for default is unknown. Comments dated 2/4/2014 indicate the first payment was due 1/XX/2014 but was loaded incorrectly as 2/XX/2014.  First payment received 12/3/2013 was applied with incorrect first due date, so comments dated 2/5/2013 request a correction to the first payment date, maturity date, and pay history. The pay history reflects the payment received on 12/3/2013 was reversed, and first payment due date adjusted, but does not show the payment as being reapplied as requested prior to the loan falling delinquent.

491	2/6/2013	2/6/2014	1		It appears that the loan will perform. The loan is due for 2/1/2014 with last payment received on 1/31/2014. There is no evidence of delinquency.
493	2/6/2013	2/6/2014	1
It appears that the loan will perform.  The loan is due for 03/01/2014; last payment was received 02/03/2014.  There is no evidence of delinquency.  Last borrower contact was 12/21/2013; the borrower called to update account demographic information.

494	2/6/2013	2/6/2014	1		It appears that the loan will perform. The loan is due for 02/01/2014; most recent payment was received on 01/02/2014. There is no evidence of delinquency.
516	2/6/2013	2/6/2014	1
It appears that the loan will perform.  The loan is due for 03/01/2014; last payment was received 02/04/2014.  There is no evidence of delinquency.  Last borrower contact was 12/11/2013; the borrower called with an inquiry regarding her payment.

518	2/6/2013	2/6/2014	1
It appears the loan will perform.  The loan is next due for 03/01/2014; last payment received 01/30/2014.  There is no evidence of delinquency.  The loan originated 12/XX/2013 with the first payment due 1/XX/2014.

519	2/6/2013	2/6/2014	1		It appears that the loan will perform. The loan is due for 2/01/2014; the most recent payment received was on 1/10/2014. There is no evidence of a delinquency during the review period.
523	2/6/2013	2/6/2014	1	[1] Delinquent Taxes - Delinquent taxes, but not tax sale
It appears that the loan will perform. The loan is due for 2/1/2014 with the most recent payment received on 1/9/2014. There is no evidence of delinquency during the review period. There is no current loss mitigation activity. Commentary on 2/6/2014 refers to taxes due in the amount of $1278.84 with XXXX County; comments indicated the taxes were not paid at closing and the next installment would be due on 4/10/2014. The last communication made with the borrower was on 1/31/2014. No skip trace activities performed during the review period.

529	2/6/2013	2/6/2014	1		It appears the loan will perform. The loan is next due for 02/01/2014; last payment received 12/29/2013. There is no evidence of delinquency.
530	2/6/2013	2/6/2014	1		It appears that the loan will perform. The loan is next due for 02/01/2014; most recent payment received was on 01/07/2014. There is no evidence of delinquency.
532	2/6/2013	2/6/2014	1		It appears that the loan will perform. The loan is due for 03/01/14; most recent payment was received on 02/04/14. No evidence of delinquency noted within the review period.
544	2/6/2013	2/6/2014	1
It appears that the loan will perform. The loan is due for 3/1/2014 with the most recent payment received on 2/5/2014. There is no evidence of delinquency during the review period. There is no current loss mitigation activity. The last communication made with the borrower was on 12/17/2013. No skip trace activities performed during the review period.

549	2/6/2013	2/6/2014	1		It appears that the loan will perform. The loan is next due for 02/01/2014; most recent payment received was on 01/15/2014. There is no evidence of delinquency.
573	2/6/2013	2/6/2014	1		It appears that the loan will perform. The loan is due for 03/01/2014; most recent payment was received on 02/03/2014. There is no evidence of delinquency.
578	2/6/2013	2/6/2014	1		It appears that the loan will perform. The loan is due for 03/01/14; most recent payment was received on 01/15/14. No evidence of delinquency noted within the review period.
602	2/6/2013	2/6/2014	1		It appears that this loan will perform. The account is due for 02/01/2014; the most recent payment was received on 12/30/2013. There was no evidence of delinquency during the review period.
619	2/6/2013	2/6/2014	3	[3] Currently Delinquent Mortgage
It appears that the loan may perform with intervention. The loan is due for 1/1/2014 with the most recent payment received on 12/9/2013. The reason for default is unknown. There is no current loss mitigation activity. The last communication was made with a third party on 1/15/2014. Skip trace activities performed in 2/2014 did not provide any updated contact information.

639	2/6/2013	2/6/2014	1		It appears that the loan will perform. The loan is next due for 02/01/2014; the most recent payment received was on 01/08/2014. There is no evidence of delinquency within the review period.
644	2/6/2013	2/6/2014	1		It appears that the loan will perform. The loan is next due for 03/01/2014; most recent payment was received on 02/03/2014. There is no evidence of delinquency.
645	2/6/2013	2/6/2014	1
It appears that the loan will perform.  The loan is next due for 02/01/2014.  The loan was originated with first payment date of 01/XX/2014.  Missing pay history to support 01/01/2014 contractual payment.

666	2/6/2013	2/6/2014	1		It appears that the loan will perform. The loan is next due for 02/01/2014; most recent payment was received on 01/11/2014. There is no evidence of delinquency.
667	2/6/2013	2/6/2014	1
It appears that this loan will perform. The account is due for 03/01/2014; the most recent payment was received on 02/04/2014. The account was previously delinquent in May 2013 and July 2013 respectively; the arrearages were resolved without assistance.

673	2/6/2013	2/6/2014	1
It appears this loan will perform.  The loan is due for 02/01/2014; most recent payment received on 01/16/2014.  There was one insufficient transaction within the review.  There is no evidence of delinquency.

674	2/14/2013	2/14/2014	1
It appears that this loan will perform with intervention.  The loan is next due for 02/01/2014; the most recent payment received was on 02/07/2014.  The reason for default is cited as curtailment of income.  Comments dated 05/08/2013 reported the borrower was approved for a modification with an effective date of 07/01/2013.  Commentary reflects the borrower was approved for a repayment plan on 03/11/2013:  3 payments totaling $648.81 to end on 05/15/2013.  There has been limited contact with the borrower despite multiple attempts.  There are no indications of damage, tax or title issues in the commentary provided.

678	2/6/2013	2/6/2014	1
It appears that the loan will perform.  The loan is due for 02/01/2014; last payment was received 01/08/2014.  There is no evidence of delinquency.  No borrower contact was established during the review period.

684	2/6/2013	2/6/2014	1		It appears that the loan will perform. The loan is next due for 03/01/2014; most recent payment was received on 01/29/2014. There is no evidence of delinquency.
704	2/6/2013	2/6/2014	1
It appears that the loan will perform.  The loan is due for 03/01/2014; last payment was received 02/05/2014.  There is no evidence of delinquency.  No borrower contact was established during the review period.

715	2/14/2013	2/14/2014	1
It appears that the loan will perform. The loan is next due for 02/01/2014; most recent payment was received on 01/30/2014. There is no evidence of delinquency during the review period. Comments dated 1/17/14 reflect the servicer received a verbal Cease and Desist request from the borrower (comments indicate the servicer placed a temporary Cease and Desist all calls hold on the subject loan starting 1/17/14 and expiring  2/17/14). No evidence the servicer ever received a written Cease and Desist request from the borrower.

716	2/6/2013	2/6/2014	1		It appears this loan will perform. The loan is due for 02/01/2014; there were no payments received within the review.
741	2/14/2013	2/14/2014	1
It appears that the loan will perform.  The loan is next due for 02/01/2014; most recent payment received was on 01/31/2014.  Reason for default was cited as curtailment of income.  The account was brought current 11/15/2013 and has since been maintained in good standing.  Prior efforts for a modification ceased 10/18/2013 due to missing requested documentation from the borrower.  The account was previously modified outside the review period which the borrower re-defaulted on.  Commentary dated 08/24/2005 reflected a discharged chapter 13 bankruptcy; however the case number filing and discharge dates were not provided.

759	2/14/2013	2/14/2014	2	[2] Currently Delinquent Mortgage
It appears that the loan may perform with intervention.  The loan is due for 12/01/2013; last payment received was on 11/12/2013.  Reason for default is income curtailment.  The loan is currently delinquent with no foreclosure activity.  There is evidence of a forbearance being approved on 07/23/2013.  The borrower cured the account on 07/29/2013 without assistance.  The account has been delinquent since the forbearance.  A bankruptcy (case #XXXX) was dismissed on XXXX.  There is no evidence of the date filed or the chapter of the bankruptcy.  There is no loss mitigation activity.

774	2/14/2013	2/14/2014	1
It appears the loan will perform.  The loan is next due for 2/1/2014; last payment received 1/3/2014.  The reason for delinquency was cited as overextended.  The borrower was able to cure delinquency within the review period without assistance.

788	2/6/2013	2/6/2014	1
It appears the loan will perform.  The loan is due for 03/01/2014.  The last payment received was on 02/04/2014.  RFD is unknown.  The loan was a first payment default.  A Welcome letter was mailed to the borrower on 10/28/2013.

789	2/6/2013	2/6/2014	1		It appears this loan will perform. The loan is due for 02/01/2014; most recent payment received on 01/14/2014. There is no evidence of delinquency.
790	2/6/2013	2/6/2014	1		It appears this loan will perform. The loan is due for 02/01/2014; there were no payments received within the review.
812	2/14/2013	2/14/2014	1	[1] Mortgagor Deceased - Executor/Heir exists to dispose of property; identified and documented
It appears that the loan will perform. The loan is due for 02/01/2014; the last payment received was on 01/03/2014. The reason for delinquency was cited as death of primary borrower. The borrowers account had been modified on 08/XX/2013; there has been no delinquency since that time.

824	2/14/2013	2/14/2014	1
It appears that the loan may perform with intervention. The loan is due for 02/01/2014; most recent payment was received on 01/31/2014. Reason for default is unknown. The loan is in collections. There is no evidence of loss mitigation efforts.

840	2/14/2013	2/14/2014	1
It appears this loan will perform. The loan is next due 02/01/2014; most recent payment received was on 12/31/2013. The reason for default is reduced income. The last contact with borrower was on 02/12/2014. The borrower fell into delinquency several times during the review period, the last time on September 9 of 2013 and was cured by the borrower without assistance on 10/31/2013. There is no further evidence of delinquency in the review period. A property inspection conducted on 11/06/2013 reported the property as vacant.

870	2/14/2013	2/14/2014	3	[3] Damaged Exterior - Damage remains unresolved and no indication covered by insurancesufficient to cover repair [2] Currently Delinquent Mortgage
It appears the loan will perform with intervention.  The loan is due for 01/01/2014.  The last payment received was on 01/06/2014.  RFD was cited as curtailment of income.   Comments indicate the borrower was approved for a repayment plan in 01/2014; no additional information was provided.  Comments dated 01/07/2014 reflect a damaged roof with no evidence of repairs.

893	2/14/2013	2/14/2014	1
It appears that the loan will perform.  The loan is next due for 04/01/2014 and the last payment made was on 02/07/2014.  Collection comments did not cite a reason for default.  The borrower was able to cure past delinquencies without the aid of loss mitigation.

908	2/14/2013	2/14/2014	1		It appears this loan will perform. The loan is due for 03/01/2014; most recent payment received on 02/06/2014. There is no evidence of delinquency.
940	2/14/2013	2/14/2014	2	[2] Mod1 Incomplete
It appears the loan will perform. The loan is due for 03/01/2014; most recent payment was received on 02/03/2014. The reason for delinquency was cited as curtailment of income. Delinquency was cured on 11/21/2013 and the loan has remained current since. The last contact was made on 10/11/2013.

960	2/14/2013	2/14/2014	1
It appears the loan will perform. The loan is due for 02/01/2014; most recent payment was received on 01/16/2014. The reason for delinquency is unknown. The borrower was able to bring the account current without loss mitigation assistance on 12/17/2013; the borrower's payment history reflects no further evidence of delinquency.

966	2/14/2013	2/14/2014	1
It appears that the loan will perform.  The loan is next due for 03/01/2014; most recent payment received was on 02/11/2014.  Reason for default was cited as curtailment of income.  No loss mitigation options were evident.  The borrower brought the account current 04/05/2013 and since maintained in good standing.

983	2/14/2013	2/14/2014	2	[2] Currently Delinquent Mortgage
It appears that the loan will perform with intervention. The loan is next due for 01/01/2014; most recent payment was received 10/28/2013. The reason for default is unknown.  The borrower has brought the account current but has been unable to keep it in good standing. There are no workout plans currently in process and the Servicer has not offered any loss mitigation assistance.

997	2/14/2013	2/14/2014	1
It appears the loan will perform.  The loan is due for 02/01/2014.  The last payment received was on 01/22/2014.  RFD is unknown. Borrower contact is minimal.  The previous delinquency was cured without the use of loss mitigation efforts.

1153	2/14/2013	2/14/2014	1
It appears the loan will perform. The loan is currently due for 03/01/2014; last payment was received on 01/27/2014. Reason for default is loss of income. The Servicer granted the borrower a permanent loan modification on 08/XX/2013; the borrower's payment history reflects no further evidence of delinquency.

1179	2/14/2013	2/14/2014	3	[3] Currently Delinquent Mortgage
It appears that the loan will perform with intervention. The loan is due for 01/01/2014; most recent payment was received 02/07/2014. The reason for default is unknown. There is evidence of a prior foreclosure action that was closed due receipt of funds corresponding to a partial forbearance on 07/05/2013. A modification was completed on the loan and arrears was capitalized , 3%  rate 5-1 10 year interest only and the due date was advanced from 03/01/2013 to 09/01/2013 on 08/06/2013. The borrower filed chapter 7 case XXXX, commentary dated 07/23/2013 indicates Motion for Relief from stay (MFR) was granted and the case was discharged on XXXX.

1182	2/14/2013	2/14/2014	1		It appears that the loan will perform. The loan is next due for 02/01/2014; most recent payment was received on 01/16/2014. There is no evidence of delinquency during the review period.
1195	2/14/2013	2/14/2014	1		It appears that the loan will perform. The loan is due for 02/01/2014; most recent payment was received on 01/15/2013. There is no evidence of delinquency.
1222	2/14/2013	2/14/2014	1
It appears the loan will perform with intervention. The loan is currently due for 02/01/2014; last payment was received on 01/31/2014. Reason for default is excessive obligations. The borrower was able to bring their account current without loss mitigation assistance on 01/31/2014; the borrower's payment history reflects no further evidence of delinquency. The borrower has not requested any further loss mitigation assistance and there are no workout plans currently in process. The collection notes indicate the subject loan was granted a loan modification which the borrower re-defaulted on as of 11/01/2013 prior to the review period.

1264	2/14/2013	2/14/2014	3	[3] Mortgagor Deceased - Not clear or no information on executor/heir
It appears that the loan will perform. The loan is due for 3/1/2014; the last payment was 1/24/2014. Borrower one was deceased in December 2013 with no further commentary on an heir or authorized 3rd party. An unauthorized 3rd party called in to discuss possible debt protection insurance 1/22/2014.There is no indication of property inspections performed. No updated property value has been provided.

1278	2/14/2013	2/14/2014	1
It appears the loan will perform with intervention. The loan is currently due for 02/01/2014; last payment was received on 01/24/2014. Reason for default is excessive obligations. The account is in collections. The Servicer has had limited contact with the borrower during the review period. There are no workout plans currently in process. The collection notes indicate the subject loan was granted a loan modification which the borrower re-defaulted on prior to the review period.

1290	2/14/2013	2/14/2014	1		It appears the loan will perform. The loan is currently due for 02/01/2014; last payment was received on 12/17/2014. There is no evidence of delinquency during the review period.
1313	2/14/2013	2/14/2014	1
It appears the loan will perform with intervention. The loan is currently due for 02/01/2014; last payment was received on 02/03/2014. Reason for default is loss of income. The account is in collections. The Servicer granted the borrower a permanent loan modification on 08/07/2013; the borrower's payment history reflects the subject loan went back into delinquency on 10/01/2013. The Servicer has had limited contact with the borrower during the review period. There are no workout plans currently in process. Collection commentary dated 12/23/2013 reflects the subject property's delinquent 2012 taxes, in the amount of $224.91, were paid in full.

1343	2/14/2013	2/14/2014	1
It appears that the loan may perform. The loan is due for 02/01/2014; with the last payment received on 02/05/2014. Reason for default is unknown. The borrower was able to cure the prior account delinquency without assistance. The comments on 12/10/2013, state that the property might not be owner occupied. Skip trace efforts have not been performed.

1357	2/14/2013	2/14/2014	3	[3] Currently Delinquent Mortgage
It appears the loan will perform with intervention.  The loan is due for 01/01/2014.  The last payment received was on 12/19/2013.  RFD was cited as loss of employment.  Borrower contact is minimal.  The loan is delinquent with no evidence of loss mitigation efforts.

1361	2/14/2013	2/14/2014	1
It appears that this loan may perform. The loan is due for 02/01/2014 with the last payment received on 01/17/2014. The reason for default is cited as excessive obligations. The loan had been in foreclosure. The foreclosure was closed on XXXX when the loan was reinstated. The borrower had requested modification in 02/2013. The modification was approved on 03/XX/2013 with the initial payment due on 06/XX/2013. The borrower has been making payments past the 15 of each month. An insurance claim was filed in 2012. The comments of 10/16/2013 indicate that the inspection of the repairs is complete and the final check has been sent to the borrower. There is no reference to any tax, title or lien issues.

1370	2/14/2013	2/14/2014	1		It appears the loan will perform. The loan is currently due for 02/01/2014; last payment was received on 01/15/2014. There is no evidence of delinquency during the review period.
1460	2/14/2013	2/14/2014	1		It appears that the loan will perform. The loan is next due for 02/01/2014; most recent payment was received on 01/30/2014. There is no evidence of delinquency.
1468	2/14/2013	2/14/2014	1
It appears that the loan will perform.  The loan is due for 02/01/2014; the last payment was received on 01/14/2014.  The loan is current.  A modification was approved on 03/25/2013 and completed on 04/11/2013 and payments have been current subsequent to modification being completed.  No title issues noted.  HOI IAO $417.00 paid on 03/21/2013, city taxes IAO $277.10 paid on 07/25/2013, and county taxes IAO $356.97 paid on 11/25/2013.  No property inspection results or updated property values have been provided.

1528	2/14/2013	2/14/2014	3	[3] Currently Delinquent Mortgage [3] Missing Mod1 [1] Verbal Dispute - Servicer responded and appears issue is closed
It appears that the loan may perform with intervention. The loan is due for 12/01/13; most recent payment was received on 12/13/13.  Reason for default is unknown. There is no evidence of any loss mitigation efforts at this time. Comments dated 11/04/13 indicate the borrower disputed  the accounts current status (borrower stated he should be current or paid ahead).  Comments indicate the servicer researched and verified the current delinquent status was correct (dispute was resolved on 11/14/13). A Demand Letter was sent on 1/27/14.

1549	2/14/2013	2/14/2014	1
It appears that the loan will perform. The loan is next due for 02/01/2014; most recent payment was received on 01/15/2014. The RFD is cited as the borrower was unemployed. However, the notes on 05/09/2013 stated they are back to work. There is no evidence of any foreclosure or bankruptcy activity. The account was approved for a supplemental modification on 09/XX/2013 with a next due date of 11/XX/2013. The loss mitigation process was completed on 10/30/2013. The loan has remained current since. A property inspection was last performed on 09/09/2013; the condition of the property was not provided.

1579	2/14/2013	2/14/2014	1		It appears that the loan will perform. The loan is due for 02/01/2014; last payment was received on 01/15/2014. There is no evidence of delinquency during the review period.
1620	2/14/2013	2/14/2014	1		It appears the loan will perform. The loan is due for 03/01/2014; the most recent payment was received on 02/11/2014. There was no evidence of delinquency during the review period.
1623	2/14/2013	2/14/2014	2	[2] Mod1 Incomplete [1] Written Dispute - Servicer responded within 60 days and no father communication from mortgagor
It appears that the loan will perform with intervention. The loan is due for 02/01/2014; the last payment was received on 01/21/2014. The reason for default is unknown. The account is current as of the review date. Delinquency on the account was cured by the borrower without assistance. A permanent account comment reflects that this loan was modified prior to the review period. The servicer responded via mail on 09/04/2013 with the results of the written customer inquiry received on 08/08/2013. The check for $1560.00 was received and applied for the months of May, June and July by utilizing some suspense funds on 08/01/2013. It appears that checks for another loan # XXXX were received in error and returned to the customer on 05/16/2013 and 06/12/2013.

1641	2/14/2013	2/14/2014	3	[3] Currently Delinquent Mortgage
It appears that the loan may perform with intervention. The loan is due for 01/01/2014; most recent payment was received on 01/14/2014. Reason for default is divorce. The loan is in collections. There is no evidence of active loss mitigation efforts.

1655	2/14/2013	2/14/2014	1		It appears the loan will perform. The loan is due for 03/01/2014. The last payment received was on 02/10/2014. No evidence of delinquency.
1661	2/14/2013	2/14/2014	1
It appears the loan will perform.  The loan is due for 03/01/2014.  The last payment received was on 02/11/2014.  No evidence of delinquency.  An assumption package was mailed to the borrower on 09/24/2013; comments reflect no evidence of the package being returned.

1704	2/14/2013	2/14/2014	3	[3] Currently Delinquent Mortgage
It appears that this loan will perform with intervention.  The loan is next due for 01/01/2014; the most recent payment received was on 12/02/2013.  The reason for default is cited as borrower illness.  The borrower previously filed for a Chapter 13 bankruptcy (BK) (case number XXXX) on XXXX, which was discharged on XXXX.  Commentary reflects the borrower was approved for a modification prior to the review period with an effective date of 03/01/2013 which has re-defaulted.  There has been limited contact with the borrower despite multiple attempts.

1728	2/14/2013	2/14/2014	3	[3] Currently Delinquent Mortgage
It appears the loan will perform with intervention. The loan is due for 01/01/2014; the most recent payment was received on 01/24/2014. The reason for delinquency is unknown. The loan was modified on 03/XX/2013; effective 04/01/2013. The borrower has re-defaulted and there is no evidence of current loss mitigation efforts. There was no contact with the borrower during the review period.

1731	2/14/2013	2/14/2014	1
It appears that the loan will perform.  The loan is due for 2/1/2014; most recent payment received was 1/15/2014.  The reason for default is cited as curtialment of inocme. The loan was modified prior to the review period. There is evidence of delinquency within the review period and the borrower was able to bring current without assistance.

1859	2/14/2013	2/14/2014	1
It appears that the loan will perform with intervention.  The loan is due for 02/01/2014; the last payment was received on 02/04/2014. The reason for default is cited as income curtailment.  Per commentary on 01/24/2014 borrower advised that she is on temporary medical leave.  No noted loss mitigation options have been discussed within the review period.  No title issues noted. No property inspection results or updated property values have been provided.

1888	2/14/2013	2/14/2014	3	[3] Currently Delinquent Mortgage
It appears that the loan will perform with intervention.  The loan is due for 01/01/2014; last payment was received on 12/18/2013. The reason for default was cited as curtailment of income. The loan is in delinquent status. Comments dated 12/03/2013 indicate that the borrower inquired about release of mortgage insurance (PMI) in order to lower the monthly payment. No loss mitigation efforts are actively being pursued by the borrower. The property was reported as owner occupied on 11/25/2013.

1930	2/14/2013	2/14/2014	3	[3] Currently Delinquent Mortgage
It appears that this loan will perform with intervention. The loan is next due for 01/01/2014: most recent payment received was on 01/14/2014. The reason for default is cited as unemployment. The last contact with borrower was on 08/14/2013. The loan defaulted on 03/01/2013 and has been 30 days late since. There are no current loss mitigation efforts being pursued.

1998	2/14/2013	2/14/2014	3	[3] Delinquent Taxes - Delinquent tax sale has occurred and past redemption period; possible loss of lien
It appears that the loan will perform. The loan is due for 03/01/2014; most recent payment was received 02/07/2014. The reason for default was unemployment. Commentary dated 10/09/2013 reflects borrower stated: " is worried about  being able to make payments since she just started back to work." There is evidence of a prior foreclosure action that was closed due receipt of funds corresponding to a partial forbearance on 09/06/2013. A modification was approved on 09/XX/2013 with next payment due on 11/XX/2013 with interest rate remaining the same at 3.125% at a 5/1 ARM with term extended back out to 360 months.  The due date was advanced from 10/01/2012 to 11/01/2013 on 10/23/2013. On 01/03/2014 the borrower called in and stated she received a water bill in the amount of $494.21 that she was not able to a pay. Servicer advised that it wasn't a water bill. Servicer stated the bill is a tax sales notice due by 01/15/2014.  No evidence the delinquent tax has been paid and no other information provided regarding scheduled tax sale results.

2069	2/14/2013	2/14/2014	1
It appears that the loan will perform.  The loan is due for 02/01/2014; last payment was received on 01/30/2014. The reason for default is unknown. The borrower was able to bring the loan current on 10/01/13; and subsequently has remained in good standing.

2124	2/14/2013	2/14/2014	1
It appears that the loan will perform. The loan is next due for 02/01/2014; most recent payment was received on 01/07/2014. The loan was delinquent on 08/01/2013. The reason for delinquency was cited as marital problems. The borrower was able to cure the delinquency on 08/30/2013 without loss mitigation assistance. An assumption agreement was approved and sent to be recorded on 10/11/2013. Borrower 1, XXXX was removed by assumption.

2176	2/14/2013	2/14/2014	1
It appears that the loan will perform.  The loan is due for 03/01/2014; last payment was received 01/31/2014.  There is no evidence of delinquency.  Last contact was with authorized third party, XXX, on 06/27/2013; third party called with an inquiry regarding taxes and insurance.

2223	2/14/2013	2/14/2014	1
It appears that the loan will perform. The loan is next due for 02/01/2014; the most recent payment received was on 01/21/2014. There is no evidence of delinquency during the review period. Commentary outside the review period indicates the loan was modified on 02/12/2013.

2240	2/14/2013	2/14/2014	1
It appears that this loan will perform. The loan is due for 03/01/2014 with the last payment received on 02/03/2014. The reason for default is unknown. There are no loss mitigation or modification efforts referenced in the during the review period.

2318	2/14/2013	2/14/2014	1		It appears that the loan will perform. The loan is next due for 02/01/2014; most recent payment was received on 01/17/2014. There is no evidence of delinquency.
2356	2/14/2013	2/14/2014	1
It appears that the loan will perform. The loan is due for 02/01/2014; most recent payment was received 01/24/2014. RFD was cited as curtailment of income (borrower is self employed and work is slow). The borrower was able to cure the prior delinquency without servicer assistance.

2383	2/14/2013	2/14/2014	2	[2] Currently Delinquent Mortgage
It appears that this loan may perform with intervention. The loan is due for 1/1/2014 with last payment received 1/6/2014. Reason for default was cited as illness of co-borrower. Comments indicate the borrower requested loss mitigation assistance on 3/14/2013 and was approved for 8 month repayment plan in the amount of $1400.00 per month on 4/24/2013. The plan was broken 6/3/2013 due to short payment. Comments indicate the loan was approved for modification on 6/XX/2013 effective 8/1/2013, which subsequently defaulted 1/1/2014. Last communication with the borrower was 1/6/2014 for promise to pay January payment on 1/1/2014, but promise was not kept. The borrower indicated the subject is the primary residence; most recent inspection completed 7/9/2013 cited the property as occupancy unknown condition.

2421	2/14/2013	2/14/2014	1	[1] Damaged Interior - Active insurance claim and funds held by servicer with indication of related contractor bid sufficient to cover repairs
It appears the loan will perform. The loan is currently due for 02/01/2014; last payment was received on 01/29/2014. Reason for default is unknown. The borrower was able to bring their account current without loss mitigation assistance on 10/31/2013; the borrower's payment history reflects no further evidence of delinquency. The collection notes indicate the subject loan was granted a loan modification which the borrower re-defaulted on prior to the review period. Collection commentary dated 11/22/2013 indicates the subject property sustained water and mold damage and an insurance claim has been established. As of the collection notes' cutoff date, the insurance claim remains open and the status of the property repairs is unknown.

2466	2/14/2013	2/14/2014	1		It appears that the loan will perform. The loan is next due for 02/01/2014; the most recent payment received was on 01/24/2013. There is no evidence of delinquency during the review period.
2657	2/14/2013	2/14/2014	1		It appears the loan will perform. The loan is due for 02/01/2014; last payment was received on 01/30/2014. There is no evidence of delinquency.
2676	2/14/2013	2/14/2014	1		It appears that this loan will perform. The loan is next due for 02/01/2014; the most recent payment received was on 01/17/2014. There is no evidence of a delinquency during the review period.
3001	2/14/2013	2/14/2014	1
It appears that the loan will perform.  The loan is due for 03/01/14; most recent payment was received on 02/07/14.  Reason for default is unknown. The borrower was able to cure the delinquency without any assistance.

3037	2/14/2013	2/14/2014	1		It appears that the loan will perform. The loan is next due for 03/01/2014; most recent payment was received on 02/13/2014. There is no evidence of delinquency.
3059	2/14/2013	2/14/2014	1
It appears that the loan will perform. The loan is next due for 03/01/2014; the most recent payment received was on 02/10/2014. The reason for default is unknown. The borrower was able to cure the prior delinquency on the account without assistance. The commentary indicates that the borrower previously filed a chapter 7 bankruptcy (case number XXXX) which was discharged on XXXX without reaffirmation. A value is not indicated in the review period. There are no indications of damage, tax, or title issues in the commentary provided.

3104	2/14/2013	2/14/2014	1
It appears that the loan will perform. The loan is next due for 02/01/2014; the most recent payment received was on 01/22/2014. The reason for default is cited as curtailment of income. The borrower was able to cure the prior delinquency on the account without assistance and the loan has remained in good standings since. Limited contact has been established with the borrower.  A value is not indicated in the review period. There are no indications of damage, tax, or title issues in the commentary provided.

3174	2/14/2013	2/14/2014	1
It appears that the loan will perform.  The loan is due for 03/01/2014; last payment was received on 02/13/2014. The reason for default was cited as curtailment of income (borrower is self employed and business is slow). The loan was previously delinquent, brought current with modification on 08/14/2013 and subsequently has remained in good standing. Commentary dated 04/24/2013 indicates an enhanced AVM returned a value of $132,659.

3193	2/14/2013	2/14/2014	1
This loan appears it will perform. The loan is due for 02/01/2014 and the last payment was made on 01/28/2014. The RFD is excessive obligations. The borrower advised on 08/15/2013 that she fell behind due to illness, but will make up payments. The borrower has brought the loan current without intervention. There is no evidence of delinquent taxes or title issues. The notes do not indicate a current BPO value, and there is no evidence of property damage.

3211	2/14/2013	2/14/2014	1		It appears that the loan will perform. The loan is due for 03/01/14; most recent payment was received on 01/31/14. There is no evidence of delinquency within the review period.
3214	2/14/2013	2/14/2014	1
It appears that the loan will perform. The loan is due for 2/1/2014 with last payment received 1/24/2014. Reason for default is cited as temporary loss of income. The loan was approved for modification prior to the review period, effective 3/1/2013, and subsequently defaulted. Funds to cure default were received from the borrower on 12/20/2013 without assistance. Last communication with the borrower was 9/30/2013 regarding reason for default and promise to pay. The borrower indicated the property is owner occupied.

3220	2/14/2013	2/14/2014	1	[1] Verbal Dispute - Servicer responded and appears issue is closed
It appears that this loan will perform. The account is due for 2/1/2014, with the last payment received on 2/6/14.  The reason for default was due to family medical issues.  The loan was modified on 8/XX/13 advancing due date from 5/1/13 - 9/1/13 with no further delinquency was noted.  A payment dispute by the borrower was noted on 10/15/13 regarding servicers misapplication of payment, issue has since been resolved.

3229	2/14/2013	2/14/2014	1		It appears the loan will perform. The loan is due for 02/01/2014; most recent payment received on 01/02/2014. There is no evidence of delinquency during the review period.
3310	2/14/2013	2/14/2014	1		It appears the loan will perform. The loan is next due for 02/01/2014; last payment was received on 01/14/2014. There is no evidence of delinquency during the review period.
3329	2/14/2013	2/14/2014	3	[3] Currently Delinquent Mortgage
It appears that the loan may perform with intervention. The loan is due for 01/01/2014; the last payment received was on 12/16/2013. The reason for default is unknown. The account was modified on 09/XX/2013. The borrower defaulted on their modification payment on 01/01/2014. No loss mitigation efforts are being pursued by the borrower. Commentary on 02/11/2014 reflects the borrower placed a promise to pay on 02/21 for January and 02/28 for February.

3335	2/14/2013	2/14/2014	1
It appears that the loan will perform with intervention. The loan is next due for 02/01/2014; most recent payment was received 02/12/2014. The reason for default is unknown. The servicer has been unable to establish contact with the borrower, skip trace efforts have provided no new information and certified correspondence has returned unclaimed or marked undeliverable as addressed.

3384	2/14/2013	2/14/2014	1
It appears that this loan will perform. The loan is next due for 02/01/2014: most recent payment received was on 02/12/2014. The reason for default is excessive obligations. The last contact with borrower was on 01/13/2014. The account fell into delinquency several times during the review period, the last time in January of 2014 and was cured by the borrower without assistance on 02/12/2014. There is no further evidence of delinquency during the review period.

3390	2/14/2013	2/14/2014	1		It appears that the loan will perform. The loan is due for 04/01/2014; last payment was received on 01/13/2014. There is no evidence of delinquency during the review period.
3406	2/14/2013	2/14/2014	2	[2] Currently Delinquent Mortgage
It appears the loan will perform with intervention. The loan is currently due for 01/01/14; last payment was received on 01/24/14. Reason for default is unknown. The account is in collections. The Servicer has not been able to establish contact with the borrower during the review period. There are no workout plans currently in process. The collection notes indicate the subject loan was previously granted a loan modification which the borrower re-defaulted on prior to the review period.

3418	2/14/2013	2/14/2014	1
It appears that the loan will perform. The loan is due for 02/01/2014; the last payment received was 01/06/2014. Reason for delinquency is unknown. The loan was delinquent until a modification was completed 11/XX/2013 to bring the loan current.

3419	2/14/2013	2/14/2014	1
It appears the loan will perform. The loan is currently due for 03/01/14; last payment was received on 02/03/14. Reason for default is loss of income. The Servicer granted the borrower a loan modification on 08/XX/13; the borrower's payment history reflects no further evidence of delinquency.

3474	2/14/2013	2/14/2014	1
It appears that the loan will perform.  The loan is next due for 02/01/2014; most recent payment received was on 01/10/2014.  Reason for default was cited as curtailment of income.  The account was brought current by the borrower and has since been maintained in good standing.

3535	2/14/2013	2/14/2014	1
It appears that the loan will perform. The loan is due for 02/01/2014; the last payment was received on 01/16/2014. The reason for default was cited as medical issues per notes dated 08/20/2013. The account is current as of the review date. The loan was approved for a 12 month interest only extension per notes dated 06/14/2013.

3557	2/14/2013	2/14/2014	1		It appears that the loan will perform. The loan is due for 3/01/2014; the most recent payment received was on 1/31/2014. There is no evidence of a delinquency during the review period.
3604	2/14/2013	2/14/2014	1
It appears that this loan will perform with intervention.  The loan is next due for 03/01/2014; the most recent payment received was on 01/16/2014.  The reason for default is cited as curtailment of income.  The account was in foreclosure (FC).  The file was referred to the FC attorney on XXXX.  The FC was closed on 08/XX/2013 due to the borrower submitting certified funds IAO $13,000 on 08/22/2013 to reinstate the loan.  Commentary reflects the borrower was approved for a modification on 09/XX/2013 with an effective date of 11/01/2013.  Subsequently, the borrower has maintained the account in good standing.  There are no indications of damage, tax or title issues in the commentary provided.

3683	2/14/2013	2/14/2014	1		It appears that the loan will perform. The loan is due for 03/01/2014; most recent payment received was 02/12/2014. There is no evidence of a delinquency during the review period.
3691	2/14/2013	2/14/2014	2	[2] Currently Delinquent Mortgage
It appears the loan will perform with intervention. The loan is currently due for 12/01/13; last payment was received on 12/05/13. Reason for default is unknown. The account is in collections. The Servicer has had limited contact with the borrower during the review period. There are no workout plans currently in process. The collection notes indicate the subject loan was previously granted a loan modification which the borrower re-defaulted on prior to the review period.

3735	2/14/2013	2/14/2014	1
It appears that the loan may perform with intervention. The loan is due for 02/01/2014; with the last payment received on 01/22/2014. Reason for default was due to curtailment of income. The borrower was able to cure the prior account delinquency without assistance. No active loss mitigation efforts are evident.

3948	2/14/2013	2/14/2014	1
It appears that the loan will perform.  The loan is due for 03/01/2014; last payment received was on 02/11/2014.  There is no evidence of delinquency during the review period.  A Chapter 7 bankruptcy (case #XXXX) was filed on XXXX.  The bankruptcy was discharged on XXXX.

3954	2/14/2013	2/14/2014	1		It appears that the loan will perform. The loan is due for 02/01/2014; most recent payment received was 01/10/2014. There is no evidence of a delinquency during the review period.
3978	2/14/2013	2/14/2014	1		It appears the loan will perform. The loan is currently due for 02/01/2014; last payment was received on 01/31/2014. There is no evidence of delinquency during the review period.
4032	2/14/2013	2/14/2014	1		It appears the loan will perform. The loan is next due for 03/01/2014; last payment received 02/03/2014. There is no evidence of delinquency within the review period.
4058	2/14/2013	2/14/2014	1		It appears that the loan will perform. The loan is due for 03/01/2014; most recent payment was received on 02/04/2014. There is no evidence of delinquency.
4066	2/14/2013	2/14/2014	2	[2] Currently Delinquent Mortgage
It appears that the loan may perform with intervention. The loan is next due for 01/01/2014; most recent payment was received on 01/02/2014. The reason for delinquency is unknown. No loss mitigation efforts are evident within the review period. Property reported occupancy unknown per notes dated 07/09/2013.

4121	2/14/2013	2/14/2014	1
It appears the loan will perform. The loan is currently due for 03/01/04; last payment was received on 02/07/14. Reason for default is loss of income. The borrower was able to bring their account current without loss mitigation assistance on 01/14/14; the borrower's payment history reflects no further evidence of delinquency. The collection notes indicate the subject loan was previously granted a loan modification which the borrower re-defaulted on prior to the review period.

4127	2/14/2013	2/14/2014	1
It appears that the loan will perform. The loan is next due for 03/01/2014; most recent payment was received on 02/03/2014. The reason for delinquency is potential divorce. A loan modification was approved on 11/XX/2013 which advanced the due date to 01/01/2014 and extended the term to 300 months. Notes dated 11/08/2013 reflect occupancy as unknown.

4140	2/14/2013	2/14/2014	2	[2] Currently Delinquent Mortgage
It appears that the loan may perform with intervention. The loan is due for 01/01/14; most recent payment was received on 01/29/14.  Reason for default is cited as curtailment of income. Notes dated 09/19/13 indicate the borrower was put on a 3 month repayment plan. The plan was completed; however, the loan has re-defaulted.

4170	2/26/2012	2/26/2014	2	[2] Mod1 Incomplete
It appears that the loan will perform.  The loan is due for 03/01/2014; last payment was received 2/7/2014.  The loan was delinquent from April through July 2013; the delinquency was cured with the application of two payments in August 2013.  Reason for default is cited as unemployment; the borrower's husband has been unemployed for over a year.  Last borrower contact was via notarized letter on 02/11/2014.  Commentary dated 09/13/2012 indicates the property is located in a disaster area; the servicer received a signed letter from the borrower's insurance carrier 09/26/2012 indicating the property suffered wind damage.  Repairs were completed and a final check in the amount of $2234.84 was issued to the borrower on 02/13/2014 as all contractors for repairs were paid in full.  Commentary dated 01/15/2014 indicates the property was repurchased from XXX on 01/14/2014.

4181	2/26/2012	2/26/2014	3	[3] Currently Delinquent Mortgage
It appears that the loan may perform with intervention. The loan is next due for 01/01/2014; the most recent payment received was on 02/25/2014. Reason for default is excessive obligations. The account is currently in collections. The borrower has stated their intention to retain the subject property but has not applied for any loss mitigation assistance as of the review period. There are no workout plans currently in process. Commentary on 11/19/2013 reflects that the subject property was in the area of a disaster, but there was no mention of any damages. There is no evidence of the servicer initiating foreclosure or of the borrower filing any bankruptcy during the review period, and there was no mention of any title issues in commentary.

4183	11/20/2012	11/20/2013	1		It appears that the loan will perform. The loan is due for 12/01/2013; most recent payment received was on 10/31/2013. There is no evidence of a delinquency on the account during the review period.
4208	2/26/2012	2/26/2014	1
It appears the loan will perform. The loan is currently due for 03/01/2014; last payment was received on 02/24/2014. Reason for default is excessive obligations. The borrower was able to bring their account current without loss mitigation assistance on 01/23/2014; the borrower's payment history reflects no further evidence of delinquency. The collection notes indicate the Servicer granted the borrower a loan modification which the borrower defaulted on prior to the review period.

4252	2/26/2012	2/26/2014	1
It appears that the loan will perform. The loan is due for 3/1/2014 with the most recent payment received on 2/4/2014 per comments. Pay history for the 01/01/14 and 02/01/14 payments was not provided. There is no evidence of delinquency during the review period (loan was originated in XXXX with the first payment due on 01/XX/14).

4310	11/20/2012	11/20/2013	1		It appears that the loan will perform. The loan is next due for 12/01/2013; the most recent payment received was on 11/07/2013. There is no evidence of delinquency during the review period.
4434	11/20/2012	11/20/2013	1
It appears that the loan will perform.  The loan is due for 11/01/2013; last payment was received 11/01/2013.  Reason for default is cited as illness of mortgagor; borrower was in a car accident and spent time in the hospital. The loan fell delinquent in April and October of 2013; the borrower cured the delinquency without intervention. Last borrower contact was 06/17/2013 as per notes.  Skip tracing efforts have not been performed.  Commentary dated 05/02/2013 indicates the property is located in a FEMA-declared disaster area potentially impacted by Hurricane Sandy; borrower claims property was affected but no claim was filed and no damages were reported.

4499	2/14/2013	2/14/2014	1
It appears that the loan will perform. The loan is next due for 02/01/2014; most recent payment was received on 01/29/2014. The pay history reflects the borrower is consistently making their payments towards the end of each month. There is no evidence of delinquency.

4505	2/14/2013	2/14/2014	1		It appears that the loan will perform. The loan is next due for 03/01/2014; the most recent payment received was on 02/07/2014. There is no evidence of delinquency during the review period.
4523	2/26/2012	2/26/2014	3	[3] MI Not Being Paid As Required
It appears that the loan will perform with intervention. The loan is due for 03/01/2014 with last payment received 2/27/2014. The reason for default was cited as reduced income per notes dated 09/24/2013. The account is current as of the review date with no evidence of foreclosure activity. The loan was approved for a repayment plan on 09/24/2013 for 6 months and the plan ends on 02/27/2014. Two previous repayment plans had been approved on 09/28/2012 and 07/22/2013; both of which were broken within 30 days. Although a hardship package had been received; the borrower is electing not to pursue modification per notes dated 10/25/2013. Commentary on 05/25/2012 reflects that the loan had been modified in July 2009. The borrower is now working in Georgia with a new job per notes dated 09/24/2013; therefore the mailing address is different. Commentary indicates that the co-borrower still resides on the subject property. A property inspection was completed on 09/04/2013; no damages were reported. The last customer contact was on 02/27/2014; arranged a phone payment.

4527	2/26/2012	2/26/2014	1		It appears the loan will perform. The loan is next due for 03/01/2014; the date the last payment was received is 02/10/2014. There is no evidence of delinquency during the available review period.
4561	11/20/2012	11/20/2013	1		It appears this loan may perform. The loan is due for 12/1/13; the last payment was received on 11/18/13. There is no evidence of delinquency during the review period.
4574	4/30/2012	4/30/2014	1
It appears that the loan will perform. The loan is due for 07/01/2014 with the most recent payment received on 04/29/2014. The reason for default was cited as a family illness. Commentary indicated the loan was approved for a modification effective on 01/XX/2014 and has remained current since.

4576	4/30/2012	4/30/2014	3	[3] Cease and Desist Request Received From Mortgagor or 3rd Party
It appears the loan will perform. The loan is due for 05/01/2014; the most recent payment was received on 04/11/2014. The reason for delinquency was cited as curtailment of income. The loan was approved for a short-term 60 month modification with a contribution amount of $5222.76.  On 02/XX/2014 the loan was modified; effective 02/01/2014.  The property incurred water damages. Commentary dated 01/29/2014 reflects that all damages were repaired. A final draw in the amount of $3748.38 was released to the borrower on 04/15/2014.   A cease and desist was received on 07/16/2013. The borrower was discharged from a chapter 7 bankruptcy on XXXX. There is no evidence of tax or title issues.

4643	4/30/2012	4/30/2014	1
It appears that the loan will perform. The loan is due for 05/01/14; most recent payment was received on 03/07/14.  Reason for default is cited as curtailment of income. The loan was modified on 04/01/14.  The account was previously in foreclosure; referral to bank attorney took place on XXXX. The FC was closed on 03/XX/14 due to modification.  An escrow analysis was completed on 01/13/14. A property inspection was performed on 03/07/14. A BPO was ordered on 03/29/14. No updated property value has been given. Skip tracing efforts are evident.  There is no evidence of any tax issues, title issues or property damage mentioned in the commentary provided.

4655	4/30/2012	4/30/2014	1
It appears that the loan will perform.  The loan is next due for 05/01/2014; most recent payment received was on 04/11/2014.  Reason for default was cited as curtailment of income.  The account was recently modified on 02/XX/2014 and has since been kept in good standing.  The borrower previously filed for a chapter 13 bankruptcy (case number XXXX, filing date not provided) that was dismissed on XXXX.

4685	4/30/2012	4/30/2014	1		It appears that the loan will perform. The loan is next due for 05/01/2014; most recent payment was received on 04/29/2014. There is no evidence of delinquency during the review period.
4717	4/30/2012	4/30/2014	1	[1] Delinquent Taxes - Delinquent taxes, but not tax sale
It appears that this loan will perform.  The loan is next due for 07/01/2014; the most recent payment was received on 03/31/2014.  The reason for default is cited as curtailment of income.  The pay history and collection comments are missing prior to 07/12/2013.  The borrower is self-employed.  There has been very little contact with the borrower despite multiple attempts and skip tracing efforts.  The borrower's pattern is to allow the account to fall into delinquency and then make multiple payments to pay the account ahead.  The borrower made 3 payments in 10/2013 to advance the due date to 12/01/2013.  The account was 60+ days down and the borrower made 6 payments in 03/2014 advancing the due date to 07/01/2014.  A previous foreclosure action that was referred to the bank attorney on XXXX was closed and billed on 07/XX/2013 when the borrower brought the account to a current status.  A comment dated 01/24/2014 indicates that 2012 taxes are delinquent in the amount of $1721.74.  There are no indications of damage or title issues in the commentary provided.

4783	4/30/2012	4/30/2014	1
It appears the loan will perform. The loan is next due for 05/01/2014; last payment was received on 04/04/2014. Reason for default is loss of income. The Servicer granted the borrower a loan modification effective 11/13/2008; loan went back into delinquency on 09/01/2012. The borrower was able to bring their account current without loss mitigation assistance on 02/12/2013; the borrower's payment history reflects no further evidence of default.

4787	4/30/2012	4/30/2014	1
It appears that the loan will perform. The loan is due for 05/01/2014; the last payment was received on 04/11/2014.  There is evidence of 2 HAMP incentive payments applied to the loan on 12/27/2012 iao $750 and 12/27/2013 iao $916.67.   There is no evidence of delinquency during the review period.

4858	4/30/2012	4/30/2014	1
It appears that the loan will perform. The loan is next due for 05/01/2014; the most recent payment received was on 04/14/2014. The reason for default is cited as curtailment of income. The commentary indicates the borrower was self-employed however the business has failed. The loan was brought current through a HAMP modification and has remained in good standings since. The commentary reflects that the previous foreclosure action was closed on 12/XX/2012 upon completion of the modification. The commentary indicates that the loan is dismissed from a chapter 13 bankruptcy; however, the dismissal date is not evident in the commentary provided. The commentary reflects that the HAMP modification was completed on 12/XX/2012 advancing the due date from 08/07/2012 to 03/01/2013. Limited contact has been established with the borrower. A value is not indicated in the review period. Comments indicate the subject property may be located in an area possibly impacted by a FEMA disaster; no damages were reported. There are no indications of tax or title issues in the commentary provided.

4861	4/30/2012	4/30/2014	1		It appears that the loan will perform. The loan is due for 05/01/2014; the last payment was received on 04/16/2014. There is no evidence of delinquency during the review period.
4905	4/30/2012	4/30/2014	3	[3] Missing Mod1
It appears that this loan will perform. The account is due for 04/24/2014; the most recent payment was received on 04/03/2014. The account was previously delinquent; the delinquency was resolved without assistance. Since resolution, the account has remained in good standing.

4917	4/30/2012	4/30/2014	1
It appears this loan will perform.  The loan is due for 05/01/2014; most recent payment received on 04/05/2014.  Reason for delinquency is excessive obligations.  Comments indicate the borrower sent in a financial workout package on 10/11/2012 and was approved for a trial payment plan on 11/12/2012.  Trial period began on 12/01/2012 and ended on 02/01/2013.  Upon successful completion of the trial period the final servicer executed modification documents were sent to the borrower on 02/20/2013 (loan was modified current and next due for 03/01/2013).  HAFA solicitation was sent on 09/17/2012 but borrower did not respond.  An updated property value was not provided.

4950	4/30/2012	4/30/2014	3	[3] Currently Delinquent Mortgage
It appears that the loan will perform.  The loan is due for 04/01/2014; most recent payment was received on 03/14/2014.  The reason for default cited was curtailment of income. The loan was brought current by a modification completed on 02/28/2014. There is evidence of loss mitigation efforts on the account.  On 01/31/2014 the servicer approved a short term 60 month modification that reduces the loan to 5.49% upon completion of the trial plan approved on 09/30/2013. The modification was completed on 02/XX/2014 advancing the due date from 01/2011 to 03/2014. There is evidence the servicer received a delinquent tax notice from the borrower on 03/20/2014.  Commentary dated 04/08/2014 reflects the servicer obtained payoff good through 04/30/2014 for 2013 delinquent city taxes and paid  $4329.14 on 04/09/2014. There is evidence of a prior foreclosure action, referred to counsel on 03/27/2013, 1st legal was completed on 07/XX/2013 and close and billed was given on 02/XX/2012 reason given was servicer in receipt of signed loan modification.

4978	4/30/2012	4/30/2014	1
It appears that this loan will perform. The loan is due for 4/17/2014 with last payment received 3/11/2014. Reason for default is unknown. Comments dated 8/19/2013 reflect the borrower was on a repayment plan with the prior servicer from 4/2013 until 1/2014 for an 8 month arrangement at $1582.54. Pay history reflects repayment plan was paid as agreed until 9/30/2013. Comments indicate the borrower was sent a pre-approved modification agreement on 9/12/2013, which expired without response from the borrower on 12/16/2013. Another offer was sent 2/21/2014, which was returned signed by the borrower on 3/XX/2014, with start date of 4/17/2014 at 6% ($510.43) until 3/19/2019, then resumes at old rate of 7.69 on 4/17/2019. Comments indicate a draft was set up 4/30/2014 to pay first payment on 5/XX/2014. Last communication with the borrower was 3/31/2014 for modification status. Skip trace efforts performed 8/8/2013 were unsuccessful.

4986	4/30/2012	4/30/2014	1	[1] Delinquent Taxes - Delinquent taxes, but not tax sale
It appears that this loan will perform. The loan is due for 5/1/2014; the last payment was received on 4/1/2014. RFD is cited as excessive obligations. Comments indicate a previous foreclosure including sale scheduled was closed and billed 1/XX/2014 due to modification. A modification was completed on 1/XX/2014.  Per comment 3/6/2014, 2013 taxes in the amount of $3,095.66 are delinquent. There is no evidence delinquent taxes have been paid.

4999	5/15/2012	5/15/2014	2	[2] Mod1 Incomplete
It appears that the loan will perform.   The loan is due for 06/01/2014; the last payment was received on 04/16/2014.  Reason for delinquency was cited as curtailment of income.  On 04/XX/2013 a HAMP loan modification was approved and a foreclosure was cancelled. The account has remained in good standing since the modification. A BPO conducted on 10/11/2012 reported the property value as 250,000.  Commentary prior to the review period (2009) reflects there was an issue type FC Junior Lien on Title; title search had revealed a junior mortgage on record -mortgage dated 05/XX/2007. There is no indication of a property inspection conducted within the review period.  There are no indications of any tax or damage issues in the commentary provided.

5030	5/15/2012	5/15/2014	1
It appears that the loan will perform.  The loan is due for 05/01/2014; most recent payment was received on 04/01/2014. There is no evidence of a delinquency during the review period.  The servicer indicates on 03/06/2014 that the borrower has repaid the shortage and the payment effective 04/2014 would go down from $650.76 to $530.44.  On 08/01/2013 the servicer stated Mortgage Insurance (MI) was removed and new monthly payment amount was given.

5031	5/15/2012	5/15/2014	1
It appears that the loan will perform.  The loan is due for 05/01/2014; most recent payment was received on 03/27/2014.  The reason for default cited was curtailment of income.  Comments indicate the borrower was able to cure prior delinquency without servicer assistance.

5036	5/15/2012	5/15/2014	2	[2] Mod1 Incomplete
It appears that the loan will perform.  The loan is due for 04/01/2014; last payment was received 03/18/2014.  The loan fell delinquent 03/01/2014; the delinquency was cured with two payments in March 2014.  Reason for default is unknown.  The loan was modified 07/XX/2013 to cure a prior delinquency.  Last borrower contact was received 03/17/2014; the borrower called to make two monthly payments.  The borrower filed a Chapter 7 bankruptcy, case #XXXX.  The case was discharged and closed XXXX.  A prior foreclosure referral was closed with the effective modification.

5039	5/15/2012	5/15/2014	2	[2] Mod1 Incomplete
It appears that the loan will perform.  The loan is due for 05/01/2014; last payment was received 04/01/2014.  The loan was previously in foreclosure and the delinquency was resolved with a modification.  The loan was modified under HAMP guidelines 09/XX/2012, closing a prior foreclosure referral.  Last contact was with authorized contact XXX on 10/01/2012; the party called for information about the modification.

7232	5/8/2012	5/8/2014	1		It appears the loan will perform. The loan is next due for 06/01/2014; last payment was received on 05/05/2014. There is no evidence of delinquency during the available review period.
7291	5/8/2012	5/8/2014	1		It appears that the loan will perform. The loan is due for 6/1/2014; most recent payment received was 5/6/2014. No evidence of delinquency within the review period.
7322	5/15/2012	5/15/2014	1	[1] Active Litigation - Notes clearly state litigation has been resolved; resolution date is in the past
It appears that the loan will perform. The loan is due for 05/01/2014; the last payment was received on 04/11/2014. The reason for default was cited as medical issues per notes dated 06/13/2013. The account is current as of the review date. Prior foreclosure proceedings were closed and billed on 12/XX/2013 as the loan was modified. The account had been referred to an attorney on XXXX. The account was HAMP modified to the review period; and was still in good standing as of 06/15/2013. The account was reported on the XXX modification report on XXX. The loan was approved for a supplemental modification on 07/XX/2013 which finalized on 12/14/2013. A divorce decree and quit claim were received on 06/XX/2013 per notes dated 07/09/2013. The property is currently occupied by the co-borrower as per notes on 03/04/2014. A property inspection was completed on 06/28/2013; no damages were reported.

7332	5/15/2012	5/15/2014	1
It appears the loan will perform. The loan is next due for 05/01/2014; last payment was received on 04/10/2014. There is no evidence of delinquency during the available review period. The Servicer granted the borrower a non-HAMP loan modification on 07/XX/2011.

7341	5/15/2012	5/15/2014	1	[1] Verbal Dispute - Servicer responded and appears issue is closed
It appears that the loan will perform. The loan is due for 6/1/2014 with the most recent payment received on 5/1/2014. There is evidence of delinquency during the review period; the account has been current since 3/26/2014. The previous reason for default was cited as curtailment of income. There is no evidence of any current loss mitigation activity; commentary on 4/19/2014 indicated the borrower declined a possible modification. Comments on 9/27/2012 indicated the loan was approved for a modification prior to the review period. The last communication made with the borrower was on 4/16/2014. Commentary on 4/23/2013 indicated a previous dispute was handled regarding fees.

7342	5/15/2012	5/15/2014	1
It appears that the loan may perform.  The loan is due for 06/01/2014; the last payment was received on 05/03/2014.  There is no evidence of delinquency.   Per commentary on 06/08/2010 the loan was modified with an effective date of 07/01/2010.

7351	5/15/2012	5/15/2014	3	[3] Missing Mod1
It appears that the loan will perform. Reason for default was due to excessive obligations. The loan is due for 05/01/2014; with the last payment received on 04/08/2014. The loan is current. There is no evidence of any foreclosure or bankruptcy activity. There is no evidence of delinquent taxes or title issues. Collection notes do not reference loss mitigation assistance during the review. The last borrower contact is noted on 04/08/2014; with the last attempt to contact dated on 04/08/2014. The collection comments do not indicate evidence of skip tracing efforts.

7362	5/15/2012	5/15/2014	1
It appears that the loan will perform. The loan is due for 5/1/2014 with the most recent payment received on 4/25/2014. There is evidence of delinquency during the review period; the account has been current since 1/2/2013. The previous reason for default was cited as curtailment of income. There is no evidence of any current loss mitigation activity; commentary indicated the loan was approved for a modification effective on 2/1/2013. The last communication made with the borrower was on 9/11/2013. Skip trace activities performed in 11/2013 provided additional possible contact numbers.

7380	11/5/2012	11/5/2013	1
It appears the loan may perform with intervention. The loan is due for 11/01/2013; last payment was received on 10/09/2013. The pay history reflects the payment made on 04/26/2013 and 05/10/2013 were reversed. The RFD is unknown. The account was referred to foreclosure prior to the review period. The foreclosure was closed and billed on 01/XX/2013 due to the account was modified. The loan was approved for a HAM. The modification process was competed and applied to the account on 01/30/2013. Prior to the modification, the loan was set up on a trial payment plan. The last contact with the borrower was established on 07/18/2013 in regards to making a payment as well as the borrower expressed that they were having some difficulty making payments on time due to their billing period. A property inspection was completed on 01/21/2013 indicating the home is occupied. The condition of the property was not provided.

7395	11/5/2012	11/5/2013	3	[3] Missing Mod1
It appears the loan will perform.  The loan is due for 11/01/2013.  The last payment received was on 10/31/2013.  RFD was reduced income.  The loan was reinstated from borrower funds on 03/25/2013 and has remained current.

7416	11/5/2012	11/5/2013	1
It appears the loan may perform. The loan is due for 11/01/2013; most recent payment received was on 10/14/2013. Reason for default is unknown. The loan is current. Last contact was 10/18/2013. The servicer completed a non-HAMP loan modification 03/XX/2013.

7427	11/5/2012	11/5/2013	1
It appears that this loan will perform. The account is due for 11/01/2013; the last payment was received on 10/16/2013. The RFD is cited as divorce. There has been no contact with the borrower since 01/15/2013.; attempts at contact have been unsuccessful. Commentary does not mention any property inspections or evaluations. Notes reflected 2012 taxes were delinquent in the amount of $1,782.25; per payment history taxes were paid on 01/17/2013.

7498	11/5/2012	11/5/2013	1
It appears that the loan will perform.  The loan is due for 11/01/2013; last payment was received 10/14/2013.  Reason for default was not cited. Coments reflect the loan was modified and broughtcurrent in 02/13 (due date was advanced from due 09/18/11 to next due for 03/01/13). Last borrower contact was 03/07/2013 as per notes.  No title issues are evident.  BPO information is not available for the asset.

7513	11/5/2012	11/5/2013	3	[3] Missing Mod1
It appears that the loan will perform. The loan is due for 12/01/2013; with the last payment received on 10/25/2013. Reason for default was cited due to unemployment. The account was reinstated on 02/27/2013 and has remained current since that time. The borrower was able to bring the loan current without loss mitigation intervention.

7654	5/15/2012	5/15/2014	2	[2] Mod1 Incomplete
It appears the loan will perform. The loan is next due for 05/01/2014; last payment was received on 04/25/2014. Reason for default is loss of income. The Servicer granted the borrower a HAMP loan modification on 10/XX/2012; the borrower's payment history reflects the loan went back into delinquency on 03/01/2013. On 09/19/2013, the Servicer placed the borrower in a six month repayment plan, scheduled from 09/20/2013 to 02/20/2014; the borrower successfully completed the repayment plan which brought the account current on 02/28/2013 and has since kept the loan in good standing. The collection notes reflect evidence of skip tracing efforts. There have been no foreclosure steps initiated against the subject property during the review period.

7718	5/15/2012	5/15/2014	1
It appears the loan will perform. The loan is next due for 05/01/2014; last payment was received on 01/18/2014. Reason for default is loss of income. The Servicer granted the borrower a non-HAMP loan modification on 04/XX/2013; the borrower's payment history reflects the loan went back into delinquency on 05/01/2013. The borrower was able to bring their account current without loss mitigation assistance on 06/04/2013 and has since kept the loan in good standing. The collection notes reflect evidence of skip tracing efforts. The borrower filed a chapter 13 bankruptcy, case number XXXX, on XXXX which was dismissed on XXXX. The borrower established an insurance claim, in the amount of $1,202.58, due to hail damage on 02/25/2013; the property repairs were completed and the insurance claim was closed on 05/17/2013.

7740	5/15/2012	5/15/2014	3	[3] Currently Delinquent Mortgage
It appears that the loan may perform with intervention.  The loan is due for 04/01/2014; most recent payment was received on 03/31/2014.  Reason for default is cited as curtailment of income.  The loan was modified prior to the review period and re-defaulted on 08/01/2012. The loan was approved for reinstatement on 10/15/2012 with a payment of $6,057.71 to bring the account current.  The borrower's payment was returned for insufficient funds; however, the borrower remitted $7,945.71 over the next 2 months (11/2012 & 12/2012) to bring the account to a current status.  The account fell delinquent again on 05/01/2013.  The borrower was denied for a modification on 02/25/2014.  Notes dated 02/04/2014 indicate a verbal dispute by the borrower regarding tax information.  The issue was resolved on 02/06/2014.  Per commentary on 04/14/2014, mortgage insurance policy was cancelled due to non-payment of premiums.  The comment indicates that the cancellation was due to reporting issues following the modification of the loan.  An exterior BPO was ordered on 01/27/2014, the results were not reported.  There is no evidence of any tax issues, title issues or property damage mentioned in the commentary provided.

7751	5/15/2012	5/15/2014	3	[3] Currently Delinquent Mortgage [3] MI Not Being Paid As Required
It appears that the loan will perform with intervention. The loan is due for 04/01/2014; the last payment was received on 03/14/2014. The reason for default is cited as reduced income.  There are no loss mitigation options being actively explored although a HAMP solicitation was last sent on 01/18/2013. Commentary on 08/15/2012 reflects the borrower had a baby and was out of the country.

7771	5/15/2012	5/15/2014	1
It appears that the loan will perform.  The loan is due for 05/01/2014; most recent payment was received on 04/14/2014.  Reason for default is cited as curtailment of income.  The loan was modified under the HAMP program on 10/XX/2013 and has remained current.  An escrow analysis was performed on 09/27/2013.  A HAMP incentive payment in the amount of $1000.00 was applied as a principal curtailment on 04/29/2014. Notes dated 11/08/2012 indicate the property is located in a FEMA declared disaster area (Hurricane Sandy). No damages were reported.

7837	5/15/2012	5/15/2014	3	[3] Currently Delinquent Mortgage
It appears the loan will perform with intervention. The loan is next due for 04/01/2014; last payment was received on 04/18/2014. Reason for default is excessive obligations. The account is in collections. The loan's prior Servicer granted the borrower a non-HAMP loan modification on 02/XX/2013; the borrower's payment history reflects the loan went back into delinquency on 03/01/2014. On 04/24/2014, the borrower stated their intention to bring their account current without loss mitigation assistance. As of the review date, there are no workout plans currently in process. The Servicer has had limited contact with the borrower during the available review period and there is evidence of skip tracing efforts. There have been no foreclosure steps initiated against the subject property during the review period.

7896	5/15/2012	5/15/2014	2	[2] Mod1 Incomplete
It appears that the loan will perform.  The loan is due for 6/1/2014; most recent payment received was 5/3/2014.  Reason for default is illness of mortgagor.  The borrower requested loss mitigation efforts on 1/2/2013; this approved for a HAMP 4 month trial on 1/30/2013. The final HAMP modification was approved on 7/XX/2013 with an effective date of 8/1/2013. The account re-defaulted on 04/01/2014. The borrower was able to cure the delinquency without loss mitigation assistance. Comments on 11/8/2012 indicate the subject property may be located in a FEMA disaster area possibly impacted by Hurricane Sandy; no damages were reported. The comments on 7/17/2013 reflect 2 judgments on title for ex- spouse; XXXX for $7,174.85 and XXXX for $16,757.97; resolved on 7/25/2013 with proof provided not ex-spouses debt. There is evidence of delinquent 2011 taxes; and resolved 4/17/2012. Skip tracing efforts had been performed.  An exterior BPO had not been performed.

7911	5/15/2012	5/15/2014	3	[3] Missing Mod1
It appears that the loan will perform.  The loan is due for 05/01/2014; most recent payment was received on 04/15/2014.  There is no evidence of delinquency within the review period. A servicing transfer took place on 11/01/2013. The account was previously in foreclosure; referral to bank attorney took place prior to review period. The FC sale date was scheduled for 07/XX/2012; however the sale was cancelled and the FC was closed on 06/XX/2012 due to the account being reinstated by the borrower. Notes dated 11/20/2013 indicate a prior Chapter 7 bankruptcy that was closed.  No other information is given regarding the BK.

7913	5/15/2012	5/15/2014	3	[3] Missing Mod1
It appears that the loan will perform. The loan is next due for 05/01/2014; most recent payment received was on 04/11/2014. The reason for default is cited as curtailment of income. The account was in foreclosure. The borrower was approved for a loan modification with a principal and interest payment of $504.88, due date was extended from 01/01/2012 to 02/01/2013. There is no evidence of further delinquency in the commentary provided. A property inspection conducted on 09/25/2012 reported the property as vacant.

7930	5/15/2012	5/15/2014	2	[2] Mod1 Incomplete
It appears that the loan will perform. The loan is due for 05/01/2014; last payment was received on 04/15/2014. There is no evidence of delinquency during the review period. The borrower completed a HAMP loan modification on 06/XX/2012 and subsequently has remained in good standing. The borrower made successful trial modification payments in the amount of $3,228.43 from 03/01/2012 to 05/01/2012.The permanent HAMP loan modification was finalized on 05/XX/2012; with an effective date of 06/01/2012.

7938	5/15/2012	5/15/2014	1		It appears that the loan will perform. The loan is next due for 06/01/2014; most recent payment was received on 05/05/2014. There is no evidence of delinquency during the review period.
7991	5/15/2012	5/15/2014	1		It appears that the loan will perform. The loan is next due for 06/01/2014; most recent payment received was on 05/09/2014. There is no evidence of delinquency during the review period.
8007	5/15/2012	5/15/2014	1
It appears that the loan will perform. The loan is next due for 05/01/2014; most recent payment was received on 04/15/2014. Payments received on 02/15/2014, 11/23/2013 and 09/10/2013 were reversed due to insufficient funds.  All of the returned payments were cured during the same month.  There is no evidence of delinquency during the review period.

8258	4/1/2012	4/1/2014	1
It appears that the loan will perform. The loan is due for 05/01/2014; the most recent payment was received on 03/14/2014. The reason for default is unknown. The account was previously modified outside the review period however the borrower re-defaulted after the modification. The payment history reflects the last delinquency was brought current on 04/26/2013 and the account has since remained in good standing. The borrower was able to cure the delinquency without assistance. An equity analysis was performed on 12/30/2013. Commentary dated 01/29/2014 states that a BPO dated 12/11/2013 indicates that occupancy is unknown; a value was not provided in the commentary available for review.

8279	4/1/2012	4/1/2014	2	[2] Verbal Dispute - Servicer responded and issue open with active efforts to resolve [1] Written Dispute - Servicer responded within 60 days and no father communication from mortgagor
It appears that the loan will perform.  The loan is due for 05/01/2014; the last payment was received on 03/14/2014.  RFD was cited as payment dispute.  Noted on 01/29/2014, the borrower advised that the prior servicer advised him not to make the January, 2014 payment.  Per commentary on 01/13/2014, the prior servicer advised the borrower that the January, 2014 payment was rejected due to service transfer.  The borrower was advised by the current servicer on 02/18/2014 that he will have no negative credit reporting due to the loan being newly acquired.  A written dispute was received on 03/17/2014 and a response was mailed on 03/18/2014.  The borrower advised the prior servicer on 09/12/2013 that he always makes his payments on the 13th of each month.  Commentary on 09/05/2013 indicates that the loan was modified due to a HAMP borrower incentive IAO $692.70 was applied towards the principal balance; it appears that the loan was modified under the HAMP program on or about 11/01/2012.  The property is occupied per note on 02/20/2014; however no updated property values have been provided.

8305	4/1/2012	4/1/2014	1
It appears that the loan will perform. The loan is due for 04/01/2014; most recent payment was received on 03/14/2014. Reason for default was curtailment of income. The account was brought current on 12/30/2013 and has remained in good standing since that time. Comments indicate a HAMP modification was completed prior to the review period.

8342	4/1/2012	4/1/2014	1	[1] Written Dispute - Servicer responded within 60 days and no father communication from mortgagor
It appears that the loan will perform. The loan is next due for 04/01/2014; the last payment received was 03/31/2014. Reason for prior delinquency is unknown. Comments reflect the borrower initiated a written dispute on 2/22/14 regarding late charges carried over from the prior servicer. The borrower stated late fees are not valid and the check processed by the previous servicer on 1/15/14 has already cleared the bank. A dispute review was opened by the servicer and comments indicate the review was closed on 3/12/14 when the servicer discovered the payment in question was not assessed any charges. Comments indicate the loan was previously modified under HAMP dated 6/XX/12.

8383	4/1/2012	4/1/2014	3	[3] MI Not Being Paid As Required	It appears that the loan will perform. The loan is due for 05/01/2014; most recent payment was received 03/07/2014. There is no evidence of delinquency.
8401	4/1/2012	4/1/2014	1		It appears the loan will perform. The loan is next due for 04/01/2014; last payment was received on 03/27/2014. There is no evidence of delinquency during the review period.
8512	4/1/2012	4/1/2014	1		It appears the loan will perform. The loan is due for 04/01/2014; the most recent payment was received on 03/12/2014. There was no evidence of delinquency during the review period.
8535	4/1/2012	4/1/2014	3	[3] Damaged Interior - Damage remains unresolved and no indication covered by insurance [2] Verbal Dispute - Servicer responded and issue open with active efforts to resolve
It appears that this loan will perform. The account is due for 04/01/2014; the most recent payment was received on 03/14/2014. The reason for default is cited as curtailment of income. Borrower indicated that he is self-employed and owns three other properties. Borrower was advised on 04/17/2013 that modification was not guaranteed due to income. Notes do not reflect receipt of modification documentation. Comments on 07/26/2013 reflect that the borrower is looking into a short refinance. There is a verbal dispute over the escrow account: borrower claims that he pays his own insurance. Borrower was informed on 03/07/2014 that the amount was due to missed payments and forced-placed insurance for a short period of time. On 03/13/2014, the borrower was advised that payment was reversed from escrow and applied to the account; the borrower insisted that this was incorrect. It is further noted that the borrower does not seem to understand that the account was in arrears in November 2013. The borrower was advised to send a written dispute and that a payment history would be mailed. Comments on 05/31/2013 indicate that the property had a small flood; it is further noted that no insurance claim had been filed.

8581	4/1/2012	4/1/2014	3	[3] Currently Delinquent Mortgage [1] Written Dispute - Servicer responded within 60 days and no father communication from mortgagor
It appears that the loan may perform with intervention.  The loan is due for 3/1/2014; most recent payment received was 2/28/2014.  Reason for default is curtailment of income.  The loan is in default.  The borrower requested loss mitigation efforts per the comments on 3/7/2012. On 08/13/2012 a HAMP review was denied for missing documentation. The borrower disputed the outcome and further research revealed the borrower had sent in the required documents. The loan was approved on 12/XX/2012 for the HAMP tier 2 modification program; the trial payment plan was initiated on 12/31/2012 for 3 payments. The final modification was approved on 3/XX/2013 which included a deferred amount of $58,314.21. The loan was previously modified with the HAMP program with an effective date of 3/1/2010. Notes on 03/06/2012 reflect the borrower disputed an escrow shortage on the account. The shortage was resolved with the modification of the account in December of 2012. Skip tracing efforts have not been performed.  An exterior BPO has not been performed.

8602	4/1/2012	4/1/2014	1
It appears that the loan will perform. The loan is due for 04/01/14; most recent payment received was on 03/03/14. Reason for default is cited as curtailment of income. The loan was modified under the HAMP program on 10/XX/12 and has remained in good standing. A HAMP incentive in the amount of $1000 was applied to principal on 03/28/14. The loan was previously in foreclosure; referral to bank attorney took place on XXXX. The FC was closed and billed on 10/XX/12 due to loan being modified. An escrow analysis was performed on 10/29/12. No updated property value has been given. There is no evidence of any tax issues, title issues or property damage mentioned in the commentary provided.

8624	4/1/2012	4/1/2014	3	[3] Currently Delinquent Mortgage
It appears that the loan will perform with intervention. The loan is next due for 03/01/2014; most recent payment was received on 02/25/2014. Reason for default is unknown. The pay history reflected the payment made on 08/14/2012 was reversed for non sufficient funds. There is no evidence of any borrower contact or loss mitigation activity. The notes reflected multiple solicitation attempts were made in regards to a short term refinance; however the borrower failed to respond to any of the attempts. There is no reference to any skip tracing efforts.

9002	6/23/2012	6/23/2014	3	[3] Missing Mod1
It appears the loan may perform. The account is due for 05/01/2014, with the last payment received on 04/15/2014. The reason for default cited is deceased family member. No loss mitigation workouts are evident. Refinance was discussed with the borrower. On 05/12/2014 the borrower discussed possible future modification but no follow-up is noted. No tax or title issues were notated.

9014	6/23/2012	6/23/2014	3	[3] Missing Mod1
It appears that the loan will perform. The loan is due for 05/01/2014; most recent payment was received on 04/12/2014. Reason for default was unemployment. The account was brought current on 03/28/2014.

9039	6/23/2012	6/23/2014	3	[3] Currently Delinquent Mortgage
It appears that this loan may perform with intervention. The loan is due for 04/01/2014 with the last payment received on 03/17/2014. The reason for default is unknown. The borrower was four months past due in 01/2014 and reinstated the loan with a payment of $7016.35. The last borrower contact was on 10/04/2012. There is no indication of any modification or loss mitigation efforts. On 12/13/2012 the comment is that the borrower may be deceased but there is no verification provided.

9055	6/23/2012	6/23/2014	1
It appears that the loan will perform. The loan is due for 05/01/2014; the last payment was received on 04/16/2014. Reason for default is unknown.  There is no evidence of any active loss mitigation programs. Last borrower contact was noted on 10/13/2013.

9107	6/23/2012	6/23/2014	3	[3] Missing Mod1
 It appears the loan will perform. The loan is due for 05/01/2014; the most recent payment was received on 04/07/2014. The reason for delinquency was cited as curtailment of income. The borrower cured the delinquency on 04/07/2014 with a lump sum payment of $4,666.00.

9265	7/7/2012	7/7/2014	3	[3] Missing Mod1
It appears that this loan will perform. The loan is due for 07/01/2014 and the last payment was made on 06/13/2014. RFD is loan transfer. The borrower's loan was transferred on 01/18/2013. On 02/01/2013, the borrower stated all payments were made timely, but bank showed delinquent. The payments were sent to the prior servicer and there was a delay in funds being posted to the account. On 03/01/2013, the borrower called to see why taxes were escrowed. Borrower claimed taxes were paid out of pocket for taxes in the past. The payments sent in by the borrower were not being processed because they were not whole payments. The July 2013 payment was returned, and the loan was referred to foreclosure. The referral date is not specified in the commentary. The borrower was approved for a loan modification which brought the account current and lowered the payment, and the borrower has been current since. There is no evidence of property damage. There is no evidence of delinquent taxes or title issues. There is no BPO value listed in the commentary.

9290	7/7/2012	7/7/2014	1		It appears that the loan will perform. The loan is due for 07/17/2014; the last payment was received on 06/26/2014. There is no evidence of delinquency.
9297	7/7/2012	7/7/2014	1		It appears the loan will perform. The loan is due for 07/01/2014; the last payment received was on 06/10/2014. No evidence of delinquency.
14244	5/8/2012	5/8/2014	1		It appears the loan will perform. The loan is next due for 06/01/2014; last payment was received on 05/15/2014. There is no evidence of delinquency during the available review period.
100303	9/30/2012	9/30/2015	2	[2] Currently Delinquent Mortgage [1] Verbal Dispute - Servicer responded and appears issue is closed
It appears that the loan will perform. The loan is due for 09/01/2015; most recent payment was received on 07/22/2015. The reason for delinquency was cited as the payment was made, but not applied when it was received.  Notes dated 07/21/2015 indicate the borrower had a payment dispute but the issue was resolved and closed.

100318	9/30/2012	9/30/2015	1	[1] Mortgagor Deceased - Executor/Heir exists to dispose of property; identified and documented
It appears that the loan will perform. The loan is due for 10/01/2015; most recent payment was received on 09/15/2015. Reason for default is unknown.  The borrower was able to cure the delinquency without assistance. Per prior commentary, a borrower is deceased as of 11/28/2011.

100371	9/30/2012	9/30/2015	1
It appears that the loan will perform. The loan is due for 10/01/2015; most recent payment was received on 09/06/2015. Reason for default is unknown.  The borrower was able to cure the delinquency without assistance.

100382	9/30/2012	9/30/2015	1	[1] Written Dispute - Servicer responded within 60 days and no father communication from mortgagor
It appears that the loan will perform. The loan is due for 10/01/2015; most recent payment was received on 09/01/2015. There is no evidence of delinquency within the review period.  Notes dated 05/28/2015 indicate a payment dispute from borrower; however, the issue was resolved and closed.

100431	9/30/2012	9/30/2015	3	[3] Performing Loan But Strong Possibility of Going Delinquent
It appears that the loan may perform with intervention.  The loan is due for the 10/1/15 payment; last payment was received on 9/30/15.  The reason for delinquency is borrower illness.  The borrower also stated they are self-employed and receivables were coming in slower than anticipated.  The loan was current at the end of the review period but based on prior history, there is a strong possibility of it becoming delinquent again.  The borrower declined preservation options and stated they would try to bring the account current without assistance.  Inspections have shown the property to be owner occupied.  The borrower confirmed the occupancy and stated their intention to retain it.

100440	9/30/2012	9/30/2015	1
It appears that the loan will perform. The loan is due for 11/01/2015; most recent payment was received on 09/29/2015. Reason for default is cited as excessive obligations.  The borrower was able to cure the delinquency without assistance.

100441	9/30/2012	9/30/2015	1		It appears that the loan will perform. The loan is due for 10/01/2015; most recent payment was received on 09/15/2015. There is no evidence of delinquency within the review period.
100450	9/30/2012	9/30/2015	1
It appears that the loan will perform. The loan is due for 10/01/2015; most recent payment was received on 09/15/2015. Reason for default is cited as curtailment of income.  The borrower was able to cure the delinquency without assistance.

100454	9/30/2012	9/30/2015	1
It appears that this loan will perform. The loan is next due for 09/01/2015; the last payment was received on 08/30/2015. There were payments returned every month for insufficient funds from 09/17/2014 through 09/17/2015 from the borrower's automatic payments. The reason for default was cited as excessive obligations. The loan is currently due for the September 2015 payment. There was no loss mitigation assistance during the review period. There were no BPO's ordered during the review. There are no indications of damages, tax or title issues in the commentary provided.

100519	9/30/2012	9/30/2015	1
It appears that this loan will perform. The loan is next due for 10/01/2015; the last payment was received on 09/17/2015. The reason for default was cited excessive obligations. There was one delinquent payment within the review. Notation dated 08/26/2015 states the borrower is no longer interested in the home but payments are being made.

100525	9/30/2012	9/30/2015	1
It appears that this loan will perform. The loan is next due for 10/01/2015; the last payment was received on 09/09/2015. The reason for default was cited as tenant issues. There were three delinquent payments within the review. The borrower cured the delinquency without loss mitigation assistance. Per notation dated 11/05/2014 the property is non-owner occupied.

100539	9/30/2012	9/30/2015	3	[3] Borrower in BK - no relief granted [2] Current Bankruptcy
It appears that this loan will perform. The loan is next due for 10/01/2015; the last payment was received on 09/14/2015. The reason for default is unknown. The loan is currently in Bankruptcy. The bankruptcy was filed on XXXX under Chapter 13 for case# XXXX. Notation prior to the review the bankruptcy is under a plan and the Proof of Claim was filed. There are no updates within the review. There was one delinquent payment within the review. The borrower cured the delinquency without loss mitigation assistance.

100573	9/30/2012	9/30/2015	1
It appears the loan will perform. The loan is due for 10/01/2015; most recent payment was received 09/15/2015. RFD is Unknown. The account is current as of the review date. There was no customer contact evident during the review period. Lender Paid Mortgage Insurance was last paid on 04/09/2015.

100610	9/30/2012	9/30/2015	3	[3] Borrower in BK - no relief granted [2] Current Bankruptcy
It appears the loan will perform. The loan is due for 10/01/2015; most recent payment was received 09/08/2015. The account is current as of the review date with no evidence of delinquency during the review period. A Chapter 7 bankruptcy, case # XXXX, was filed on XXXX and is currently active. There was no customer contact evident during the review period.

100630	9/30/2012	9/30/2015	1
It appears the loan will perform. The loan is due for 10/01/2015; most recent payment was received 09/08/2015. The account is current as of the review date with no evidence of delinquency during the review period. A Chapter 13 bankruptcy, case # XXXX, filed on XXXX was discharged on XXXX.

100637	9/30/2012	9/30/2015	1
It appears that the loan will perform.  The loan is due for 10/01/2015; the last payment was received on 09/02/2015.  Reason for default cited as excessive obligations.  The loan became 30 days delinquent in 08/2015; however the loan was brought current on 09/02/2015 without intervention.  There is no tax, title, or insurance issues noted.  No property inspection results or updated property values have been provided.

100673	9/30/2012	9/30/2015	1
It appears that the loan will perform.  The loan is due for 10/01/2015; the last payment was received on 09/15/2015. Reason for default is unknown. The borrower was able to bring their account current without loss mitigation assistance.

100811	9/30/2012	9/30/2015	1	[1] Third Party Realtor Contacted
It does not appear that the loan will perform. The loan is due for 10/01/2015; most recent payment was received on 09/04/2015. Reason for default is cited as curtailment of income.  The borrower was able to cure the delinquency without assistance. The property is listed for short sale due to employment transfer of borrower. Notes dated 01/16/2015 indicate an offer was received but the buyer opted out; a new offer was received on 02/05/2015. On 03/26/2015, the offer was rescinded due to the buyer's spouse passing away. The property is still listed for sale with agent, XXXX. No new offers have been received as of the end of the review period. An exterior BPO was performed on 03/03/2015 and valued the property at $240,000. Notes on 12/04/2014 reflect a junior lien on the account with XXXX in the amount of $67,822.00.  There are no tax issues or property damage mentioned in the commentary provided. The borrower had a payment dispute on 01/13/2015; however, the issue was resolved and closed.

100819	9/30/2012	9/30/2015	1
It appears that the loan will perform. The loan is due for 10/01/2015; most recent payment was received on 09/25/2015. Reason for default is unknown.  The borrower was able to cure the delinquency without assistance.

109790	9/30/2012	9/30/2015	1	[1] Verbal Dispute - Servicer responded and appears issue is closed
It appears that the loan will perform. The loan is next due for 10/01/2015; most recent payment was received on 09/08/2015. A payment was reversed on 02/24/2015. The reason for delinquency was cited as an escrow increase. The borrower claimed not to have received a notification of the increase. There is no evidence of foreclosure proceedings within the review period. The loan was last delinquent on 05/01/2015; but, a payment received on 04/09/2015 reinstated the account and brought it current without servicer assistance and it has been in good standing since. The borrower called on 04/15/2015 and disputed the late fees. The late fees were waived per notes dated 05/28/2015 and there was no further communication on the matter.

109829	9/30/2012	9/30/2015	1
It appears that the loan will perform.  The loan is due for 10/01/2015; most recent payment was received on 09/10/2015. Reason for default is unknown.  The borrower was able to cure the delinquency without assistance. A property inspection was completed on 03/30/2015 and reported the property to be in good condition, occupied and no visible damages noted.

109833	9/30/2012	9/30/2015	1
It appears that the loan will perform.  The loan is due for 10/01/2015; most recent payment was received on 09/16/2015. Reason for default is cited as banking issue.  The borrower was able to cure the delinquency without assistance.

109848	9/30/2012	9/30/2015	1
It appears that the loan will perform. The loan is next due for 10/01/2015; the most recent payment was received on 9/16/2015. The account is current. The reason for the prior default is unknown. The borrower was able to cure the default without assistance. There was no evidence of any bankruptcy or foreclosure filings and there was no indication of any title or tax issues in commentary.

109879	9/30/2012	9/30/2015	3	[3] Missing Mod1 [3] Gap In Payment History [1] Verbal Dispute - Servicer responded and appears issue is closed
It appears this loan will perform.  The loan is due for 10/22/2015; most recent payment received on 09/18/2015.  Reason for delinquency is unknown.   Loan was reinstated on 07/08/2015 without the assistance of loss mitigation.  Recent contact with borrower was on 09/18/2015. Loan was referred to loss mitigation on 12/04/2014 and was closed on 12/23/2014 as the loan became current.  Borrower issued a dispute regarding escrow on 07/08/2015 as they have their own homeowners' insurance.  A research request was submitted; there was no evidence of the results, but the loan does not show being escrowed. Property inspection completed on 12/12/2014 shows property occupied and in good condition.  An updated property value was not provided.

109904	9/30/2012	9/30/2015	3	[3] Gap In Payment History [2] Currently Delinquent Mortgage
It appears that this loan will perform with intervention. The loan is next due for 09/01/2015; most recent payment was received on 08/13/2015. The reason for default is unknown. There is no current loss mitigation activity on file.

109910	9/30/2012	9/30/2015	2	[2] Currently Delinquent Mortgage
It appears that the loan will perform with intervention.   The loan is due for 08/01/2015; the last payment was received on 09/08/2015.  The loan is in collections.  Reason for default cited as income curtailment.  A 45 day delinquency notification was sent to the borrower on 06/10/2015.  There is no current loss mitigation activity.  The loan defaulted five times within the review period with the most recent delinquency occurring in 05/2015.  Commentary on 09/10/2015 indicates the loan was previously modified.  There is no tax, title, or insurance issues noted.  No property inspection results or updated property values have been provided.

109921	9/30/2012	9/30/2015	3	[3] Gap In Payment History [2] Mod1 Incomplete
It appears that the loan will perform.  The loan is due for 09/15/2015; most recent payment was received on 08/18/2015. Reason for default is unknown. The borrower was able to cure the delinquency without assistance. The borrower does not reside at this property; it was reported vacant on 11/13/2014 and the borrower's sister was noted to be moving in after 11/28/2014.  No further inspections were conducted.

109923	9/30/2012	9/30/2015	1
It appears that the loan will perform. The loan is due for 10/01/2015; the last payment received was on 09/03/2015. Reason for delinquency is unknown.  The borrower was able to cure delinquency without loss mitigation assistance.

109935	9/30/2012	9/30/2015	1
It appears this loan will perform.  The loan is due for 10/01/2015; most recent payment received on 09/09/2015.  Reason for delinquency is unknown.  Loan was reinstated on 03/12/2015 without the assistance of loss mitigation.  Recent contact with borrower was on 02/02/2015. Mortgage insurance premiums were cited as being terminated on 10/31/2013. Borrower filed bankruptcy; chapter 13 in XXXX that was discharged and closed on XXXX.

109940	9/30/2012	9/30/2015	1
It appears the loan will perform. The loan is due for 10/01/2015; the most recent payment was received on 09/08/2015. The reason for delinquency is unknown. The delinquency was cured on 03/19/2015 and the loan has remained current since. Loss mitigation is not evident. There is no evidence of tax or title issues.

109943	9/30/2012	9/30/2015	3	[3] Gap In Payment History
It appears that the loan will perform. The loan is due for 10/01/2015; last payment was received on 09/16/2015.  Reason for default is unknown. The borrower was delinquent on the 04/2015 payment; loan was brought current on 05/15/2015 and has remained in good standing since that time. There was no evidence of loss mitigation.

109989	9/30/2012	9/30/2015	3	[3] Gap In Payment History [1] Verbal Dispute - Servicer responded and appears issue is closed
It appears that this loan will perform. The loan is due for 10/01/2015; and the last payment was received on 09/03/2015.  The reason for default was cited as a payment dispute. Delinquency on the account was cured by the borrower in March of 2015 and has remained in good standing since. The subject loan is a modified account which has re-defaulted per notes dated 09/10/2015. No loss mitigation efforts are evident.  The borrower called on 03/02/2015 and disputed the late fee for the payment sent on 02/10/2015 but was not posted until 03/03/2015. The servicer approved the waiving on the late fee on 03/02/2015. The dispute was resolved; no further communication was evident.  The welcome letter and debt validation letters were mailed on 10/12/2013.

110009	9/30/2012	9/30/2015	1
It appears that the loan will perform. The loan is due for 10/01/2015; the last payment was received on 09/05/2015. The reason for default was not cited. The only instance of delinquency occurred on 05/01/2015 when the account was 30 days late. The borrower cured the delinquency without loss mitigation assistance.

110036	9/30/2012	9/30/2015	1
It appears the loan will perform. The loan is due for 10/01/2015; most recent payment was received 09/28/2015. RFD is Unknown. The account is current as of the review date. The account has been 30 days past due for the previous 2 months but the default was cured on 09/28/2015 without assistance. The account was previously modified prior to the review period. Last customer contact was 11/13/2014 to confirm the payment had been sent.

110039	9/30/2012	9/30/2015	1
It appears the loan will perform. The loan is due for 10/01/2015; most recent payment was received 09/15/2015. RFD is Unknown. The account is current as of the review date. Funds posted on 01/16/2015 in the amount of $1,271.06 were returned for on 01/23/2015. The borrower mailed a payment on 01/01/2015 that was returned on 01/12/2015 due to the check being unsigned. The borrower subsequently authorized the payment to be drafted on 01/16/2015; however, the borrower inquired about the account being reflected as delinquent on 01/23/2015 and was informed on 01/30/2015 that the attempted payment on 01/16/2015 did not go through. The borrower stated the 03/01/2015 payment was mailed on 03/07/2015 and followed up on 03/25/2015 to be informed that the payment had not yet been received. Commentary dated 04/08/2015 indicates there were delays in payment processing and the late charge was waived. The borrower inquired about modification options on 04/13/2015 to lower the interest rate due to the recent adjustable rate increase; no further efforts are evident in the commentary. The account was previously modified under the HAMP program prior to the review period.

110049	9/30/2012	9/30/2015	3	[3] Gap In Payment History
It appears that the loan will perform. The loan is next due for 10/01/2015; last payment was received on 09/23/2015. Reason for default was unknown.  The loan defaulted in 02/2015; however, the default was cured on 03/12/2015 and has remained in good standing since. Commentary on 05/11/2015 indicates the loan was previously modified.  There is no tax, title, or insurance issues noted.  No property inspection results or updated property values have been provided.

110093	9/30/2012	9/30/2015	1
It appears that this loan will perform. The loan is next due for 10/01/2015; most recent payment was received on 09/09/2015. Ther reason for deault is unknown. The borrower cured the only delinquency during the review period on 03/12/2015 without assistance. There is no evidence of tax, title or damage issues.

110111	9/30/2012	9/30/2015	1
It appears that the loan will perform. The loan is due for 10/01/2015; the last payment received was on 09/01/2015. Reason for default is unknown. There is no evidence of bankruptcy or any active loss mitigation. There is no indication of a BPO or a property inspection conducted. There is no evidence of any title, tax or damage issues reported; however, commentary on 06/01/2015 reflects there may have been delinquent taxes. Additional information about taxes was not disclosed.

110150	9/30/2012	9/30/2015	2	[2] Mortgagor Deceased - Executor/Heir exists to dispose of property; identified but not documented [2] Mod1 Incomplete
It appears that the loan may perform with intervention. The loan is due for 10/01/2015 with the last payment received 09/01/2015. Reason for default is death of the borrower. The loan was brought current on 05/27/2015 and has remained in good standing since that time. There have been no specific loss mitigation or modification discussions. On 03/01/2015 notification was received of the death of the borrower. As of 09/21/2015 the death certificate had been received but the appointment of the executor had not. There has been regular contact with the borrower's spouse who may also be the executor.

110174	9/30/2012	9/30/2015	2	[2] Verbal Dispute - Servicer responded and issue open with active efforts to resolve
It appears the loan will perform with intervention.  The loan is due for 10/01/2015; the last payment received was on 09/29/2015.  The reason for default was cited as increased payment.  The loan is delinquent and being disputed.  Comments indicate the loan was modified prior to the review period and has since re-defaulted with no evidence of workout efforts; the borrower is disputing the insurance requirements.   Comments dated 08/19/2015 indicate the monthly payment amount was increased due to Forced Placed Insurance being added to the account.  The borrower sent in proof of insurance; however the policy was denied due to an incorrect address on the declaration page; the borrower was later advised that flood insurance was also required.  The last borrower contact was noted on 09/11/2015; as of 09/21/2015 the issue remains unresolved.

110200	9/30/2012	9/30/2015	1
It appears that the loan will perform. The loan is next due for 10/01/2015; most recent payment was received on 09/10/2015. Reason for default is unknown. The borrower was able to bring their account current without loss mitigation assistance.

110203	9/30/2012	9/30/2015	1
It appears that the loan will perform.  The loan is due for 10/01/2015; most recent payment was received on 09/09/2015. A HAMP incentive payment in the amount of $916.67 was applied as a principal curtailment on 10/27/2014 and another in the amount of $1000.00 was applied to principal on 11/01/2013. Reason for default is unknown. The borrower was able to cure the delinquency without assistance.

110222	9/30/2012	9/30/2015	1
It appears the loan will perform.  The loan is due for 10/01/2015; the last payment received was on 09/28/2015.  The pay history reflects one returned payment in the review period.  RFD is unknown.  The last borrower contact was noted on 04/02/2015 regarding inquiries about the escrow account.  The loan was modified prior to the review period; the post modification delinquency was cured without the use of loss mitigation efforts.

110225	9/30/2012	9/30/2015	1
It appears that this loan will perform. The loan is due for 10/01/2015; the most recent payment was received on 09/08/2015. The reason for default is cited as a banking issue. The mortgagor resolved the delinquency without assistance.

110229	9/30/2012	9/30/2015	2	[2] Mod1 Incomplete
It appears that this loan will perform. The loan is due for 10/01/2015; the most recent payment was received on 09/02/2015. The reason for default is unknown. The mortgagor resolved the delinquency without assistance.

110231	9/30/2012	9/30/2015	2	[2] Mod1 Incomplete
It appears that this loan will perform. The loan is next due for 10/01/2015; the last payment was received on 09/15/2015. There were payments returned for insufficient funds on 10/23/2014, 10/17/2014, 08/21/214 and 06/25/2014. The reason for default was unknown. The borrower cured the previous delinquency without loss mitigation assistance. Per commentary dated 09/10/2015 the loan was modified under a non government plan prior to the review period. There were no BPO's ordered during the review. There are no indications of damage, tax or title issues in the commentary provided.

110235	9/30/2012	9/30/2015	2	[2] Written Dispute - Servicer responded within 60 days and mortgagor still questioning servicer [2] Verbal Dispute - Servicer responded and issue open with active efforts to resolve
It appears that the loan will perform.  The loan is due for the 10/1/15 payment; last payment was received on 9/15/15.  Reason for delinquency was unknown.  There were 3 instances of the loan being 30 days late; in each instance the loan was brought current the following month without assistance.  The most recent conversation with the borrower occurred on 9/21/15 at which time the borrower questioned the amount of taxes paid for 2014.  The borrower felt they were too high and if after reviewing the copy of their 1098 from the servicer, they still felt the figure was incorrect, the borrower was instructed to send in documentation with the correct tax amount.  In an earlier conversation, the borrower disputed the amount of late fees due on the account.  They were advised to send the dispute in writing, which was done in June, 2015.  On 9/4/15, a supervisor called the borrower and stated they would request management to review their request for a refund.  There was no evidence this was resolved before the end of the review period.

110239	9/30/2012	9/30/2015	2	[2] Currently Delinquent Mortgage
It appears that the loan will perform. The loan is due for 09/01/2015; most recent payment was received on 08/04/2015. Reason for default is unknown. The loan is delinquent. No delinquency was noted during the prior 11 months. There is no evidence of loss mitigation assistance currently in process.

110246	9/30/2012	9/30/2015	1	[1] Verbal Dispute - Servicer responded and appears issue is closed
It appears that the loan will perform.  The loan is due for 10/01/2015; the last payment was received on 09/09/2015.  Reason for default was cited as a payment dispute. Per commentary on 04/30/2015, the servicer advised the borrower to make a regular payment of $4,609.24 for May, 2015 and they will apply as a full payment until the system updates and show the forced placed insurance was removed from the loan.  The May, 2015 payment was not applied until 06/02/2015; the late fee was waived and credit reporting was updated to show current. Commentary on 07/10/2015 indicates the loan was previously modified.  There is no tax, title, or insurance issues noted.  No property inspection results or updated property values have been provided.

110264	9/30/2012	9/30/2015	1
 It appears that the loan may perform with intervention. The loan is due for 10/01/2015 with the last payment received 09/14/2015. The reason for default is unknown. There have been no specific loss mitigation or modification discussions.

110271	9/30/2012	9/30/2015	3	[3] Gap In Payment History
It appears that this loan will perform. The loan is next due for 10/01/2015; the last payment was received on 09/11/2015. The reason for default is unknown. The borrower cured the previous delinquency without loss mitigation assistance. Per notation dated 09/10/2015 the loan was modified under a non-government plan prior to the review period.

110326	9/30/2012	9/30/2015	1
It appears that the loan will perform. The loan is next due for 10/01/2015; most recent payment was received on 09/16/2015. A payment was reversed on 03/12/2014 due to insufficient funds. The reason for delinquency is unknown. The account was last delinquent on 05/01/2015, however, a payment received on 05/01/2015 brought it current and it has been in good standing since.

110330	9/30/2012	9/30/2015	1
It appears that the loan will perform.  The loan is due for 10/01/2015; most recent payment was received on 09/03/2015. Reason for default is cited as mail issue.  The borrower was able to cure the delinquency without assistance.

110343	9/30/2012	9/30/2015	2	[2] Currently Delinquent Mortgage
It appears that the loan may perform with intervention. The loan is due for 08/01/2015; most recent payment received was on 08/25/2015. Reason for default is excessive obligations. The loan is delinquent. Pay history reflects 3 payments reversed due to non-sufficient funds (NSF). The 45 day letter was sent on 08/11/2015, commentary dated 09/18/2015 reflects breach letter expires 09/30/2015. There is no evidence of loss mitigation efforts. It was indicated on 08/12/2015 that the servicer advised due to 3 NSFs, borrower is no longe able to pay online or by phone  Last contact with the borrower was made on 08/17/2015; the borrower stated the payment has been mailed.

110358	9/30/2012	9/30/2015	1
It appears this loan will perform.  The loan is due for 10/01/2015; most recent payment received on 09/15/2015.  Reason for delinquency is servicing issues.  Servicer advised borrower of delay in payment and late charges would be waived on 02/24/2015. Recent contact with borrower was on 08/10/2015 with a request for payment history as borrower wanted to see 2013-2015 to see if late fees were assessed to the loan.

110359	9/30/2012	9/30/2015	2	[2] Mod1 Incomplete
It appears that the loan will perform. The loan is next due for 10/01/2015; most recent payment was received on 09/11/2015. The reason for delinquency is unknown. There is no evidence of foreclosure proceedings within the review period. The loan was last delinquent on 05/01/2015; but, a payment received on 04/13/2015 reinstated the account and brought it current without servicer assistance and it has been in good standing since.

110360	9/30/2012	9/30/2015	2	[2] Written Dispute - Servicer responded within 60 days and mortgagor still questioning servicer
It appears that the loan will perform.  The loan is due for 10/01/2015; most recent payment was received on 09/08/2015. Reason for default is cited as dispute. The borrower was able to cure the delinquency without assistance. A written dispute was received from the borrower in regards to a late payment charge for the 06/2014 payment. Borrower was informed that because their payment was short and didn't include escrow amounts, the payment wasn't posted and therefore, late charge applied. The borrower has been disputing this issue since and last borrower contact on 08/07/2015 indicates the borrower is still disputing the late charges. Notes dated 12/04/2014 reflect the borrower filing a complaint with the Better Business Bureau. No evidence that the issue has been resolved. There is no evidence of tax, title or damage issues.

110390	9/30/2012	9/30/2015	1		It appears that the loan will perform. The loan is due for 10/01/2015; the last payment was received on 09/08/2015. The reason for default is unknown.
110427	9/30/2012	9/30/2015	1
It appears that this loan will perform. The loan is due for 10/01/2015; the most recent payment was received on 09/01/2015. The borrower made two 30 day late payments during the review period. The reason for default is cited as excessive obligations. There is no indication of damage, tax issues or title issues in the commentary provided.

110442	9/30/2012	9/30/2015	1
It appears this loan will perform.  The loan is due for 10/01/2015; and the last payment was received on 09/04/2015.  The reason for default is unknown.  Delinquency on the account was cured by the borrower in May of 2015 without assistance.  A HAMP incentive in the amount of $1,000 was applied to curtailment on 09/29/2014.   Funds in the amount of $317.78 that was applied to principal on 04/14/2015 was reapplied toward the escrow account per the borrower's request per notes dated 05/04/2015.  The welcome letter and debt validation letters were mailed on 10/12/2013.

110443	9/30/2012	9/30/2015	1
It appears that the loan will perform. The loan is next due for 10/01/2015; the most recent payment was received on 9/16/2015. The account is current. The reason for the prior default is unknown. The borrower was able to cure the default without assistance. There was no evidence of any bankruptcy or foreclosure filings and there was no indication of any title or tax issues in commentary.

110449	9/30/2012	9/30/2015	2	[2] Mod1 Incomplete
It appears that the loan will perform.  The loan is due for 10/1/2015; most recent payment received was 9/9/2015.  Reason for default is unknown.  The loan is current.  There is evidence of delinquency present. The loan was previously modified.

110477	9/30/2012	9/30/2015	1
It appears that the loan will perform. The loan is due for 10/01/2015; the last payment received was on 09/16/2015. Reason for default was cited as curtailment of income. There is no evidence of bankruptcy or any active loss mitigation. Details about a BPO conducted were not disclosed. There is no indication of a property inspection conducted. There is no evidence of any title, tax or damage issues reported.

110478	9/30/2012	9/30/2015	1
It appears that this loan will perform. The loan is next due for 10/01/2015; most recent payment was received on 09/18/2015. The reason for default was cited as excessive obligations. The account fell into delinquency several times during the review period, and was cured by a loan extension on 12/16/2014. There is no further evidence of a delinquency during the review period. The borrower filed for chapter 7 bankruptcy on XXXX. The bankruptcy was closed on XXXX, no other information was provided.

110487	9/30/2012	9/30/2015	2	[2] Mod1 Incomplete
It appears the loan will perform. The loan is due for 10/15/2015; the most recent payment was received on 09/15/2015. The reason for delinquency was cited as a divorce and curtailment of income.  On 08/28/2015 a 2 month extension was completed; which cured the delinquency. There is no evidence of tax or title issues.

110490	9/30/2012	9/30/2015	1	[1] Verbal Dispute - Servicer responded and appears issue is closed
It appears that the loan will perform.  The loan is due for 10/01/2015; the last payment was received on 09/10/2015.  Reason for default cited as payment discrepancy.  Per commentary on 04/15/2015, the borrower mailed a payment on 03/01/2015 that was never received by the servicer; the borrower made several inquiries regarding the March, 2015 payment.  The borrower made another payment on 04/08/2015 and the servicer back dated the payment and removed the late charge to show the loan as current. Commentary on 09/10/2015 indicates the loan was previously modified.  Skip tracing was performed on the loan.  There is no tax, title, or insurance issues noted.  No property inspection results or updated property values have been provided.

110517	9/30/2012	9/30/2015	2	[2] Currently Delinquent Mortgage
It appears that the loan may perform with intervention.  The loan is due for 9/1/2015; most recent payment received was 9/17/2015.  Reason for default is unknown.  The loan is in default.  There is evidence of delinquency present. Skip tracing efforts were performed. The loan was previously modified and defaulted. The borrower did not pursue additional assistance.

110533	9/30/2012	9/30/2015	1
It appears that this loan will perform. The loan is next due for 10/01/2015; most recent payment was received on 09/18/2015. The reason for default was not cited. The account fell into delinquency in July of 2015, and was cured by the borrower without assistance the following month. There is no further evidence of a delinquency during the review period.

110557	9/30/2012	9/30/2015	1
It appears that this loan will perform. The loan is due for 10/01/2015, and the last payment was made on 09/15/2015. RFD is unknown. There were three instances of delinquency in the review period, and the borrower was able to cure delinquencies without intervention. There is no evidence of delinquent taxes, property damage or title issues. The BPO value is not listed in the commentary.

110565	9/30/2012	9/30/2015	1
It appears that the loan will perform. The loan is next due for 11/01/2015; most recent payment was received on 09/01/2015. Payments were reversed on 03/18/2015 and 02/25/2015 due to insufficient funds. Reason for default is unknown. The borrower was able to bring their account current without loss mitigation assistance.

110582	9/30/2012	9/30/2015	1
It appears that this loan will perform. The loan is next due for 10/01/2015; most recent payment was received on 09/09/2015. Reason for default is unknown. The borrower was able to bring their account current without loss mitigation assistance.

110588	9/30/2012	9/30/2015	3	[3] MI Not Being Paid As Required [2] Delinquent Taxes - Delinquent taxes, sold within redemption period
It appears that the loan will perform. The loan is due for 10/01/2015; the most recent payment was received on 09/14/2015. Reason for default is excessive obligations. The loan was brought current on 03/16/2015 and has remained in good standing since that time. Comments on 05/01/2014 reflect a possible tax sale; notes indicate that a redemption amount of $4,516.67 was remitted to XXXX on 05/01/2014. On 09/01/2015 the notes indicate that the loan was modified but does not indicate a modification date.

110604	9/30/2012	9/30/2015	1
It appears that the loan will perform.  The loan is due for 10/01/2015; last payment received was on 09/10/2015.  The reason for default is income curtailment.  The loan is current with evidence of previous delinquency.  The borrower cured the account without assistance on 01/16/2015.  There is no evidence of loss mitigation activity.  There is no evidence of any property damages.  There is no evidence of any tax or title issues.

110615	9/30/2012	9/30/2015	1
It appears that the loan will perform with intervention.  The loan is due for 10/01/2015; last payment received was on 09/21/2015.  The reason for default is excessive obligations.  The loan is current with evidence of previous delinquency.  The borrower cured the account without assistance on 06/15/2015.  There is no evidence of loss mitigation activity.  There is no evidence of any property damages.  There is no evidence of any tax or title issues.

110626	9/30/2012	9/30/2015	1
It appears that the loan will perform. The loan is next due for 10/01/2015; most recent payment was received on 09/21/2015. The reason for delinquency is unknown. The account was last delinquent on 03/01/2015, however, a payment received on 03/03/2015 brought it current and it has been in good standing since.

110653	9/30/2012	9/30/2015	2	[2] Currently Delinquent Mortgage
It appears that the loan will perform with intervention. The loan is next due for 09/01/2015; most recent payment was received on 09/02/2015. The RFD is unknown. The collection comments were limited due to minimal borrower contact. There was no evidence of any foreclosure or bankruptcy activity. The last contact with the borrower was established on 03/12/2015, at which time the borrower was advised of the total amount due. There was no mention of any loss mitigation activity in the past 12 months. The notes reflected multiple attempts to contact the borrower in efforts to discuss the account; the last attempt was made on 09/30/2015. The notes did not reference either a property inspection or BPO being performed.